UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24072

ADAMS STREET PRIVATE EQUITY NAVIGATOR FUND LLC

(Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 2700

Chicago, IL 60606

(Address of principal executive offices) (zip code)

Eric R. Mansell

Adams Street Advisors, LLC

One North Wacker Drive, Suite 2700

Chicago, IL 60606

(312) 553-7890

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Copy to:

Nicole M. Runyan, P.C.

Brad A. Green, P.C.

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Registrant’s telephone number, including area code: (312) 553-7890

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Report to Shareholders.

(a)	The annual report (the “Report”) of Adams Street Private Equity Navigator Fund LLC (the “Fund”) for the year ended March 31, 2026 is attached herewith.

Annual Report

Adams Street Private Equity Navigator Fund LLC

For the Year Ended March 31, 2026

Adams Street Private Equity Navigator Fund LLC

Adams Street Private Equity Navigator Fund LLC

Management’s Discussion of Fund Performance

March 31, 2026 (Unaudited)

Introduction

Adams Street Private Equity Navigator Fund LLC’s (“ASPEN” or the “Fund”) investment objective is to seek attractive long-term capital appreciation, and the Fund intends to achieve such investment objective by investing in a broad portfolio of global private markets investments. The Fund seeks to construct a diversified portfolio through a number of different private equity investments with an emphasis on disciplined underwriting and long-term value creation. As of March 31, 2026, the Fund’s portfolio is comprised of 141 investments that provide exposure to 1,250+ companies and approximately 135 general partners.

Performance of the Fund

The Fund delivered positive performance for the fiscal year ended March 31, 2026 (the “Fiscal Year 2026”), supported by operating results across the portfolio, partially offset by valuation changes consistent with broader market dynamics. ASPEN generated a net return of 9.07% (Class I) for the Fiscal Year 2026 and reached $558.2 million of net assets as of March 31, 2026. Since inception, the Fund has generated an annualized net return of approximately 16.57% (Class I).*

Performance during the Fiscal Year 2026 was supported by the underlying fundamentals of portfolio companies, which generally demonstrated consistent growth, a high degree of revenue visibility, stable margins and durable customer relationships. ASPEN has maintained the targeted balance between co-investment and secondary transactions, benefiting from the cost efficiency associated with co-investments and the ability in secondaries to access seasoned assets at what we believe are attractive entry valuations relative to current fair value.

Positive performance during Fiscal Year 2026 was broadly distributed across the portfolio, highlighting consistent underlying company growth. While fundamentals remain generally strong, certain portfolio investments have experienced valuation pressure as a result of company-specific factors slowing growth. In addition, there was considerable public market volatility during the year, most notably within the software sector, as investors reassess growth expectations and the potential impact of artificial intelligence on traditional business models. Valuation changes during the Fiscal Year 2026 were informed by a range of factors, including public market comparables, company-specific developments, transaction activity and other relevant market inputs, and were broadly consistent with trends observed across private markets.

In our view, the Fund’s performance has largely been the result of consistent, broad-based growth supported by disciplined portfolio construction. We remain focused on leveraging Adams Street’s established position in private markets to access high-quality investment opportunities. While near-term market conditions may introduce variability in the Fund’s performance, we expect long-term outcomes to be driven by the disciplined underwriting and portfolio construction that are core to the ASPEN investment strategy.

Capital Activity

Capital activity during the Fiscal Year 2026 included continued subscriptions and periodic share repurchases, reflecting the Fund’s structure as a continuously offered vehicle. Activity during the Fiscal Year 2026 included approximately $237.4 million of commitments across 24 new deals, of which approximately $185.2 million was funded on new deal closes during the year.

Liquidity generation during the Fiscal Year 2026 was supported by realizations across select portfolio investments. During the Fiscal Year 2026, the Fund generated approximately $42.4 million of liquidity, representing approximately 10.8% of the Fund’s net asset value as of the beginning of Fiscal Year 2026.

Adams Street Private Equity Navigator Fund LLC

Management’s Discussion of Fund Performance

March 31, 2026 (Unaudited) (Continued)

* The Fund is the successor to Adams Street Global Private Markets Fund LP (the “Predecessor Fund”), a Cayman Islands exempted limited partnership that commenced operations on February 2, 2021. On March 26, 2025, the Fund converted to a Delaware limited liability company, and on April 1, 2025, the Fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The since inception performance provided is that of the Predecessor Fund prior to April 1, 2025, without adjustments to reflect the fees and expenses of ASPEN, and is that of the Fund’s Class I shares after April 1, 2025. ASPEN’s investment objective and strategies are, in all material respects, substantially identical to those of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and was therefore not subject to the investment limitations, diversification requirements and other restrictions imposed by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been subject to the provisions of the 1940 Act and/or the provisions of the Code applicable to investment companies, the Predecessor Fund’s performance may have been adversely affected. Please see important information on fees and expenses in the Fund’s current prospectus.

The views expressed in the Management’s Discussion of Fund Performance are views of the Fund’s portfolio managers through the end of the period and are subject to change at any time based on economic, market and other conditions, and the contributing parties disclaim any responsibility to update the views contained herein based on subsequent developments. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. This discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.

Average Annual Total Returns (as of March 31, 2026)

Adams Street Private Equity Navigator Fund LLC	1 Year	3 Year	5 Year	Since Inception[1]
Class I	9.07%	12.08%	13.29%	16.57%
Class S	8.28%	11.81%	13.13%	16.40%
Class D	8.79%	11.99%	13.23%	16.51%
Class M	8.52%	11.89%	13.18%	16.45%
MSCI ACWI[2]	20.52%	17.10%	9.99%	10.63%

The performance shown represents past performance. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. All share class returns assume the reinvestment of all distributions, including capital gains, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the upfront placement fees or brokerage commissions charged by certain financial intermediaries that may apply or the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

1.

The inception date for the performance information in the table is February 2, 2021, the date the Predecessor Fund commenced investment operations. The performance shown for the periods prior to April 1, 2025 for all share classes is that of the Predecessor Fund and has not been adjusted to reflect the fees and expenses of ASPEN. Performance for Class S, Class D and Class M shares reflects Class I performance, adjusted to reflect the applicable distribution and servicing fees of each such class, for the periods before the inception date of the applicable share class (Class S: March 2, 2026; Class D: August 1, 2025; Class M: December 1, 2025) and actual performance from such inception date. The Predecessor Fund was not registered under the 1940 Act and was therefore not subject to the investment limitations, diversification requirements and other restrictions imposed by the 1940 Act or the Code. If the Predecessor Fund had been subject to the provisions of the 1940 Act and/or the provisions of the Code applicable to investment companies, the Predecessor Fund’s performance may have been adversely affected. Please see important information on fees and expenses in the Fund’s current prospectus.

Adams Street Private Equity Navigator Fund LLC

Management’s Discussion of Fund Performance

March 31, 2026 (Unaudited) (Continued)

2.

The MSCI ACWI refers to the MSCI All Country World Index. The MSCI ACWI is an unmanaged index that captures large and mid cap representation across Developed Markets and Emerging Markets countries. Its performance does not reflect the fees, expenses, taxes and other costs that apply to ASPEN, which would lower performance. An investor cannot invest directly in an index.

Performance of $1,000,000 Initial Investment (as of March 31, 2026)1

1.

The inception date for the performance information in the chart is February 2, 2021, the date the Predecessor Fund commenced investment operations. The performance shown for the periods prior to April 1, 2025 is that of the Predecessor Fund and has not been adjusted to reflect the fees and expenses of the Fund’s Class I Shares.

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares of the Fund since inception through March 31, 2026. Class I shares have a $1,000,000 minimum initial investment. Returns for the Fund’s other share classes will vary from what is presented above due to differences in the expenses charged to those share classes. The Fund’s performance is compared with a broad-based market index, the MSCI All Country World Index (the “MSCI ACWI”). The MSCI ACWI is an unmanaged index that captures large and mid cap representation across Developed Markets and Emerging Markets countries. Its performance does not reflect the fees, expenses, taxes and other costs that apply to ASPEN, which would lower performance. An investor cannot invest directly in an index.

The performance shown represents past performance. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include upfront placement fees or brokerage commissions charged by certain financial intermediaries that may apply or the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Risk Disclosures

Potential investors should be aware that an investment in the Fund involves a high degree of risk and may be considered speculative. The Fund is intended only for investors who have the financial sophistication and expertise to evaluate the merits and risks of an investment in the Fund and for whom the Fund does not represent a complete investment program. An investment should only be considered by persons who can afford a loss of their entire investment. There can be no assurance that the Fund’s investment objective will be achieved or that investors will receive a return on their capital. Any investment in the Fund entails risks, including but not limited to the risk of losing all or part of the amount invested. Past performance is not indicative of future results. Investors should consult with their own tax and legal advisors regarding the implications of investing in the Fund.

Adams Street Private Equity Navigator Fund LLC

Management’s Discussion of Fund Performance

March 31, 2026 (Unaudited) (Continued)

Investors and registered investment advisers considering an investment for client accounts should carefully consider the investment objectives, risks, charges and expenses of Adams Street Private Equity Navigator Fund LLC. This and other important information about the Fund are contained in the prospectus, which may be obtained by visiting https://aspen.evergreen-funds.adamsstreetpartners.com or by calling 844-705-0580. Please read the prospectus carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Adams Street Private Equity Navigator Fund LLC

Report of Independent Registered Public Accounting Firm

March 31, 2026

To the shareholders and the Board of Directors of Adams Street Private Equity Navigator Fund LLC

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Adams Street Private Equity Navigator Fund LLC and subsidiaries (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, and consolidated statements of changes in net assets for the year ended March 31, 2026, and for the period from January 1, 2025 to March 31, 2025, and consolidated financial highlights for the year or period ended March 31, 2026, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations and its cash flows for the year then ended, the changes in net assets for the year ended March 31, 2026 and for the period from January 1, 2025 to March 31, 2025, and its financial highlights for the year or period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

May 29, 2026

We have served as the auditor for one or more Adams Street investment companies since 2025.

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026

									Amounts in USD
Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Primary Investments - 2.3% (1)

AEA Investors Fund VIII LP *		Buyouts	United States					9/30/2023	$1,926,591	$1,746,689

Astorg VIII *	(2)	Buyouts	Western Europe					6/30/2023	3,733,279	4,454,909

Madison Dearborn Capital Partners VIII-C, L.P.		Buyouts	United States					6/21/2021	2,856,942	2,962,196

NewView Capital Fund II, L.P. *		Venture Capital	United States					10/18/2021	1,835,646	2,940,538

TA XIV-B L.P.		Buyouts	United States					9/30/2021	805,657	959,065

Total Primary Investments									11,158,115	13,063,397

Secondary Investments - 48.8% (1)

ABRY Advanced Securities Fund II, L.P. *	(14)	Debt/Credit	United States					7/8/2021	440	2,605

ABRY Advanced Securities Fund III, L.P. *	(14)	Other	United States					7/8/2021	-	424

ABRY Advanced Securities Fund IV, L.P.	(14)	Debt/Credit	United States					7/8/2021	206,711	209,248

ABRY Heritage Partners, L.P. *	(3)(14)	Buyouts	United States					7/8/2021	58,799	88,985

ABRY Partners IX, L.P. *	(3)(14)	Buyouts	United States					7/8/2021	486,405	561,340

ABRY Partners VII, L.P. *	(3)(14)	Buyouts	United States					1/3/2022	74,710	54,835

ABRY Partners VIII, L.P.	(14)	Buyouts	United States					7/8/2021	137,214	84,595

ABRY Senior Equity IV, L.P. *	(14)	Debt/Credit	United States					7/8/2021	29,368	20,800

ABRY Senior Equity V, L.P.	(14)	Debt/Credit	United States					7/8/2021	159,228	208,325

Accel Europe L.P. *	(7)	Venture Capital	Western Europe					12/31/2024	28,425	42,404

Accel IX L.P. *	(3)(7)	Venture Capital	United States					12/31/2024	56,154	164,143

Accel London II L.P. *	(7)	Venture Capital	Western Europe					12/31/2024	4,427,396	7,525,265

Accel VI-S L.P. *	(3)(7)	Venture Capital	United States					12/31/2024	22,052	33,153

Advent International GPE VIII-E Limited Partnership		Buyouts	Western Europe					12/29/2025	1,332,181	1,448,571

AEA Investors Fund VI LP		Buyouts	United States					6/30/2025	294,947	356,882

AEA Investors Fund VII LP		Buyouts	United States					6/30/2025	518,568	565,318

AKKR Isosceles CV LP		Buyouts	United States					6/26/2025	6,496,674	6,704,452

Alder Strategic Opportunities Fund I AB	(2)(3)	Buyouts	Western Europe					3/13/2026	2,119,141	2,123,534

Alma Opportunities I	(2)	Buyouts	Western Europe					9/13/2021	1,460,775	1,866,629

American Industrial Partners Capital Fund IV, L.P. *	(7)	Buyouts	United States					12/31/2024	-	6,810

American Industrial Partners Capital Fund VI, L.P.		Buyouts	United States					12/29/2025	1,537,302	1,336,645

American Securities Partners VII		Buyouts	United States					12/29/2025	1,663,628	1,708,343

Apollo Overseas Partners IX, L.P.	(14)	Buyouts	United States					10/12/2021	335,791	415,939

Apollo Overseas Partners VIII, L.P.	(14)	Buyouts	United States					10/12/2021	99,928	65,299

Aquiline Financial Services Fund, L.P. *	(3)(7)	Buyouts	United States					12/31/2024	13,955	36,075

Arcline Capital Partners III LP		Buyouts	United States					6/30/2025	691,444	863,839

The accompanying notes are an integral part of these consolidated financial statements.

6

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Secondary Investments (continued)

Ares Private Credit Solutions (Cayman), L.P.	(14)	Debt/Credit	United States					7/8/2021	$13,852	$51,811

ASP Sec Fac 10 LP *	(3)	Buyouts	United States					9/30/2024	6,382,118	7,108,910

Astorg Normec Fund	(2)	Buyouts	Western Europe					9/24/2024	750,465	1,179,249

Aurora Equity Partners V A LP		Buyouts	United States					12/29/2025	1,259,578	1,414,149

Bain Capital Distressed and Special Situations 2016 (B), L.P. *	(14)	Debt/Credit	United States					7/9/2021	20,083	70,584

Bain Capital Middle Market Credit 2014 (A), L.P. *	(14)	Debt/Credit	United States					7/9/2021	1	20,734

BayPine Capital Partners Fund I-B, LP	(3)	Buyouts	United States					6/30/2025	190,701	238,882

Berkshire Fund IX, L.P.		Buyouts	United States					6/30/2021	2,054,589	2,626,024

Berkshire Fund VI, Limited Partnership *		Buyouts	United States					6/30/2021	39,675	6,370

Berkshire Fund VII, L.P. *		Buyouts	United States					6/30/2021	22,763	2,425

Berkshire Fund VII-A, L.P.	(14)	Buyouts	United States					6/30/2021	8,216	785

Berkshire Fund VIII, L.P. *		Buyouts	United States					6/30/2021	3,773,741	492,204

Berkshire Fund VIII-A, L.P. *		Buyouts	United States					9/3/2021	320,445	35,483

Berkshire Fund X, L.P. *		Buyouts	United States					9/30/2021	2,034,565	2,313,876

Broad Street Real Estate Credit Partners II Offshore Feeder Fund, L.P. *	(14)	Debt/Credit	United States					7/21/2021	6,167	591

Cairngorm Capital Partners III Annex, L.P	(2)	Buyouts	Western Europe					6/30/2025	2,061,138	-

Cairngorm Capital Partners III CoInvest C, L.P.	(2)	Buyouts	Western Europe					6/30/2025	1,068,725	-

Cairngorm Capital Partners III CoInvest D, L.P.	(2)	Buyouts	Western Europe					6/30/2025	732,354	-

Carlyle Asia Partners IV, L.P.	(14)	Buyouts	United States					7/21/2021	121,913	17,713

Carlyle Europe Partners III, L.P. *	(2)(14)	Buyouts	United States					7/21/2021	1,198	683

Carlyle Partners V, L.P.	(3)(14)	Buyouts	United States					7/21/2021	-	14,882

Carlyle Strategic Partners III, L.P.	(14)	Other	United States					7/21/2021	29,630	288

Carlyle Strategic Partners IV, L.P.	(14)	Buyouts	United States					7/21/2021	272,219	280,732

Carlyle U.S. Equity Opportunity Fund, L.P. *	(14)	Buyouts	United States					7/21/2021	3,049	1,002

Carlyle U.S. Equity Opportunity Fund II, L.P.	(14)	Buyouts	United States					7/21/2021	146,537	119,318

CIVC SIB CF, L.P. *		Buyouts	The Americas					5/4/2023	3,396,172	5,606,225

Clayton Dubilier & Rice Fund X		Buyouts	United States					12/29/2025	1,191,911	1,385,617

Clearlake Capital Partners VII, L.P. *	(3)	Buyouts	United States					7/1/2025	496,953	524,797

Clearstone Venture Partners III-A, L.P. *	(3)(7)	Buyouts	United States					12/31/2024	345,914	3,272,611

Columbia Capital Equity Partners IV (NON-US), L.P. *	(3)(7)	Buyouts	United States					12/31/2024	-	49,211

Columbia Capital Equity Partners IV (QP), L.P. *	(3)(7)	Buyouts	United States					12/31/2024	-	40,368

Columbia Capital Equity Partners IV (QPCO), L.P. *	(3)(7)	Buyouts	United States					12/31/2024	-	300,699

CVC Capital Partners VII (A) L.P.	(2)(11)	Buyouts	Western Europe					3/31/2023	1,889,802	1,686,021

CVC Capital Partners VII (A) L.P.	(2)(10)	Buyouts	Western Europe					3/31/2023	834,335	791,673

CVC Capital Partners VIII (A) L.P.	(2)(11)	Buyouts	Western Europe					3/31/2023	664,326	791,493

CVC Capital Partners VIII (A) L.P.	(2)(10)	Buyouts	Western Europe					3/31/2023	709,066	882,711

CVI Credit Value Fund A V LP		Debt/Credit	United States					7/1/2025	631,996	625,783

The accompanying notes are an integral part of these consolidated financial statements.

7

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Secondary Investments (continued)

Davidson Kempner Long-Term Distressed Opportunities International III LP *	(14)	Debt/Credit	United States					7/12/2021	$-	$10,812

Davidson Kempner Long-Term Distressed Opportunities International IV LP *	(14)	Debt/Credit	United States					7/12/2021	-	75,751

DPE Continuation Fund I Geschlossene Spezial-Investment GmbH & Co. KG *	(2)(5)	Buyouts	Western Europe					10/12/2022	2,130,942	3,136,277

Energy Capital Partners Mezzanine Opportunities Fund, LP *	(14)	Other	United States					7/8/2021	-	7,705

Flexential Opportunity LP *	(3)	Buyouts	United States					12/30/2021	451,908	503,588

Flexpoint Fund II LP *		Buyouts	United States					12/29/2023	116,899	89,005

Flexpoint Fund III, L.P. *		Buyouts	United States					12/29/2023	774,574	706,171

Flexpoint Fund IV-B, L.P. *	(3)	Buyouts	United States					12/29/2023	1,519,680	2,158,516

Flexpoint Overage Fund IV-B, L.P. *	(3)	Buyouts	United States					12/29/2023	469,735	543,776

Fortress Credit Opportunities Fund V Expansion (A) LP		Debt/Credit	United States					9/30/2025	610,579	633,707

Forward Ventures V LP *	(3)(7)	Buyouts	United States					12/31/2024	26,817	333,570

Francisco Partners IV-A, L.P.	(3)	Buyouts	United States					7/9/2025	94,666	74,339

Francisco Partners V, L.P.	(3)	Buyouts	United States					7/9/2025	196,247	209,291

Francisco Partners VI, L.P.	(3)	Buyouts	United States					7/9/2025	700,936	799,872

Francisco Partners VII, L.P.	(3)	Buyouts	United States					7/9/2025	333,682	360,363

Frazier Healthcare Athena Fund PV, L.P.	(3)	Buyouts	United States					3/27/2026	151,920	151,920

Frazier Healthcare Athena Fund, L.P.	(3)	Buyouts	United States					3/27/2026	30,387	30,387

Frazier Healthcare Growth Buyout Fund VIII PV, L.P.		Buyouts	United States					6/30/2025	202,110	158,119

Frazier Healthcare Growth Buyout Fund IX, L.P.		Buyouts	United States					6/30/2025	111,015	55,521

Frazier Healthcare Growth Buyout Fund IX PV, L.P.		Buyouts	United States					6/30/2025	563,601	277,806

Frontenac XI Private Capital Limited Partnership		Buyouts	United States					12/29/2023	382,554	173,971

Frontenac XI Private Capital (Parallel) Limited Partnership		Buyouts	United States					12/29/2023	861,606	388,925

FS Equity Partners CV1, L.P.		Buyouts	United States					5/8/2025	3,344,780	4,146,321

GCM Grosvenor VCP II, L.P. *	(3)(14)	Other	United States					7/20/2021	37,164	26,308

Genstar Capital Partners VII LP		Buyouts	United States					12/29/2025	1,415,037	1,509,627

Genstar Capital Partners VIII BL		Buyouts	United States					12/29/2025	3,882,676	4,323,516

GI Partners Fund V LP	(3)	Buyouts	United States					12/30/2021	2,713,964	3,613,628

The accompanying notes are an integral part of these consolidated financial statements.

8

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Secondary Investments (continued)

Graham Partners OptConnect Continuation Fund, L.P. *	(3)(8)	Buyouts	United States					12/20/2022	$3,253,717	$5,035,471

GS Mezzanine Partners VII Offshore, L.P. *	(14)	Debt/Credit	United States					7/21/2021	42,713	132,007

GTCR Evergreen Fund I/C LP	(3)	Buyouts	United States					4/3/2023	1,295,442	2,104,781

GTCR Fund XIII, L.P. *		Buyouts	United States					3/31/2023	974,373	1,294,201

GTCR Oak Fund LP		Buyouts	United States					12/15/2025	10,678,028	11,147,534

HealthCare Ventures VIII, L.P. *	(3)(7)	Venture Capital	United States					12/31/2024	-	41,809

HG Capital 8 A L.P.	(2)	Buyouts	Western Europe					12/29/2025	1,666,226	2,138,279

HG Capital 8 D L.P.	(2)(3)	Buyouts	Western Europe					6/30/2025	2,089,548	1,776,563

HG Genesis 9 B L.P.	(2)	Buyouts	Western Europe					6/30/2025	1,171,988	1,515,680

HG Mercury 3 B LP	(2)	Buyouts	Western Europe					6/30/2025	451,584	700,059

H.I.G. Middle Market Leveraged Buyout Fund IV, L.P.		Buyouts	United States					9/30/2025	231,407	268,784

H.I.G. Venture Partners II, L.P.	(3)(7)	Buyouts	United States					12/31/2024	183,938	439,826

Highland Capital Partners VII Limited Partnership *	(3)(7)	Venture Capital	United States					12/31/2024	3,940	22,946

Highland Capital Partners VII-B Limited Partnership *	(3)(7)	Buyouts	United States					12/31/2024	28,775	168,935

Highland Capital Partners VII-C Limited Partnership *	(3)(7)	Buyouts	United States					12/31/2024	3,231	19,457

HPE Continuation Fund I C.V. *	(2)(4)	Venture Capital	Western Europe					11/18/2021	1,542,833	1,820,219

HPE PPRO Invest II B.V. *	(2)(4)	Venture Capital	Western Europe					2/9/2024	54,280	75,705

Inflexion Buyout Fund VI	(2)	Buyouts	Western Europe					7/2/2025	525,517	661,704

Intersouth Partners VI LP *	(3)(7)	Buyouts	United States					12/31/2024	87,756	725,279

JMI Extended Value Fund, L.P. *	(3)	Buyouts	United States					12/22/2023	1,616,360	2,116,933

K2 Private Investors LP		Buyouts	United States					12/29/2025	1,477,034	1,550,277

K3 Private Investors LP		Buyouts	United States					12/29/2025	2,149,063	2,408,735

KarpReilly Capital Partners, L.P.	(7)	Buyouts	United States					12/31/2024	159,445	36,170

KSL Capital Partners V L.P.		Buyouts	United States					6/30/2025	163,131	190,442

KSL Capital IV Te L.P.		Other	United States					12/29/2025	2,378,540	2,762,959

Madison Dearborn Capital Partners VII-A/B/Global		Buyouts	United States					9/30/2022	1,271,655	1,138,721

MC Private Equity IV-B, LP	(3)	Buyouts	United States					10/13/2022	1,762,942	2,152,838

MC Private Equity Partners I-A Feeder, LP	(3)	Buyouts	United States					3/31/2021	646,315	477,687

MC Private Equity Victoria Fund, LP *	(3)	Buyouts	United States					9/30/2022	3,236,309	4,333,831

M.D. Sass-Macquarie Financial Strategies LP *	(3)(7)	Buyouts	United States					12/31/2024	22	305

MDCP Insurance SPV, L.P.	(3)	Buyouts	United States					5/5/2023	3,979,048	7,417,553

Menlo Ventures X, L.P. *	(7)	Venture Capital	United States					12/31/2024	7,646	55,867

The accompanying notes are an integral part of these consolidated financial statements.

9

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Secondary Investments (continued)

MIC Capital Partners III Parallel (Cayman), LP *		Buyouts	United States					3/31/2021	$781,574	$986,986

MML Dorchester SCSp	(2)	Buyouts	Western Europe					12/5/2025	5,808,489	7,482,311

Monarch Capital Partners Offshore VI LP		Debt/Credit	United States					7/10/2025	1,179,478	1,275,865

Montagu V+ SCSp	(2)	Buyouts	Western Europe					12/2/2021	816,894	715,856

Montagu+ 2 SCSp	(2)	Buyouts	Western Europe					10/30/2025	9,110,525	10,819,988

Morgenthaler Partners VIII, L.P. *	(3)(7)	Buyouts	United States					12/31/2024	528,489	284,469

New Enterprise Associates 10, Limited Partnership *	(7)	Venture Capital	United States					12/31/2024	30,885	426,266

New Enterprise Associates 11, Limited Partnership *	(7)	Venture Capital	United States					12/31/2024	—	574,280

New Mountain Capital IV, L.P. *	(9)	Buyouts	United States					3/31/2023	194,977	83,401

New Mountain CAS Continuation Feeder, L.P. *	(3)	Buyouts	United States					9/22/2021	2,474,275	1,020,269

New Mountain Partners III, L.P.	(7)	Buyouts	United States					12/31/2025	7,780	19,307

New Mountain Partners V, L.P.	(9)	Buyouts	United States					3/31/2023	371,732	364,443

New Mountain Partners VI, L.P.	(9)	Buyouts	United States					3/31/2023	716,353	1,096,052

North Bridge Venture Partners V-A, L.P.	(7)	Buyouts	United States					12/31/2024	441,023	510,692

North Bridge Venture Partners VI L P	(7)	Buyouts	United States					12/31/2024	456,037	363,103

Norvestor SPV III SCSp	(2)	Buyouts	Western Europe					7/11/2025	3,593,371	4,369,409

Oak Hill Capital Partners V, L.P. *	(3)	Buyouts	United States					8/10/2021	271,583	13,861

Oakley Capital Guinness B1 SCSp *	(2)	Buyouts	Western Europe					6/8/2023	2,107,606	3,395,253

Oaktree Mezzanine Fund IV, L.P.	(14)	Debt/Credit	United States					7/14/2021	6,187	3,415

Oaktree Opportunities Fund IX (Cayman), L.P.	(14)	Debt/Credit	United States					7/14/2021	6,208	93,666

Oaktree Opportunities Fund X, L.P.	(14)	Other	United States					7/14/2021	1,190	54,776

Oaktree Opportunities Fund Xb, L.P. *	(14)	Debt/Credit	United States					7/14/2021	60,673	248,709

Odyssey Investment Partners Fund V, L.P.	(3)	Buyouts	United States					9/30/2025	1,161,920	1,546,830

Odyssey Investment Partners Fund VI-A, L.P.		Buyouts	United States					9/30/2025	12,745,581	14,425,218

Onex Partners V LP		Buyouts	United States					6/30/2025	554,484	531,152

Onex Partners Co-Investment Fund LP	(3)	Buyouts	United States					7/9/2025	52,303	46,880

Pamlico Capital IV LP		Buyouts	United States					12/29/2025	1,835,962	2,186,866

Panthera Growth I *		Venture Capital	Asia					6/23/2021	641,971	1,097,378

Panthera Growth II		Venture Capital	Asia					5/11/2023	56,930	81,636

Parthenon Investors VI Parallel, L.P.	(3)	Buyouts	United States					6/30/2025	691,241	639,527

The accompanying notes are an integral part of these consolidated financial statements.

10

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Secondary Investments (continued)

Parthenon Investors V, L.P.	(3)	Buyouts	United States					6/30/2025	$1,115,068	$1,049,997

Parthenon Kairos, L.P.	(3)	Buyouts	United States					3/3/2026	6,485,928	6,325,890

Peak Rock Capital Fund II LP		Buyouts	United States					7/1/2025	114,497	45,150

PEG Crescentspot U.S. Corporate Finance Fund, L.P. *	(3)(7)	Buyouts	United States					12/31/2024	—	3,214

Pegasus WSJLL Fund, L.P. *	(3)	Buyouts	United States					12/14/2021	2,846,024	3,225,830

Permira VII *	(2)(3)(10)	Buyouts	Western Europe					4/3/2023	256,217	374,063

Petershill II Offshore LP	(3)(14)	Other	United States					7/21/2021	45,750	46,992

Petershill Private Equity LP	(3)(14)	Other	United States					7/21/2021	36,409	47,733

Prospect Partners III Continuation Fund		Buyouts	United States					12/3/2021	12,265	1,825,928

PPC Fund II LP *		Buyouts	United States					12/30/2021	3,706,594	4,996,830

Procemsa Build-Up GP S.A R.L. *	(2)	Buyouts	Western Europe					11/15/2023	3,226,183	4,503,018

PSC Accelerator II (C), LP *	(2)	Buyouts	Western Europe					11/22/2023	5,280,931	8,535,742

PT2, L.P.		Buyouts	United States					12/31/2021	82,365	2,591,545

Redpoint Ventures III, LP *	(3)(7)	Venture Capital	United States					12/31/2024	191,689	357,744

Riverside Micro-Cap Fund VI, L.P.	(3)	Buyouts	United States					6/30/2025	264,157	298,155

Riverstone Global Energy & Power Fund V, L.P. *	(14)	Natural Resources	United States					7/8/2021	179	1,388

Riverstone/Carlyle Renewable and Alternative Energy Fund II, L.P.	(14)	Natural Resources	United States					7/8/2021	5,966	1,152

Riverwood Capital Partners L.P. *	(3)(14)	Buyouts	United States					7/6/2021	22,393	13,266

Riverwood Capital Partners II L.P.	(3)(14)	Buyouts	United States					7/6/2021	269,061	255,794

Roark Capital Partners V (TE) LP	(9)	Buyouts	United States					12/30/2022	617,960	872,835

Roark Capital Partners VI (TE) LP	(9)	Buyouts	United States					12/30/2022	278,422	469,062

Rothwell Ventures I L.P.		Buyouts	United States					9/10/2021	1,888,180	3,047,324

Sagamore China Partners III, L.P. *	(13)	Venture Capital	Asia					3/30/2021	1,697,341	2,174,509

Sagamore China Partners IV, L.P. *	(13)	Venture Capital	Asia					3/30/2021	2,129,314	2,438,198

Sandler Capital Partners V LP *	(3)(7)	Buyouts	United States					12/31/2024	283	673

Saturn Opportunity LP	(3)	Buyouts	United States					12/30/2021	600,586	1,296,710

SB Asia Investment Fund II L.P. *	(7)	Venture Capital	Asia					12/31/2024	118,276	228,286

Serent Capital III, L.P. *	(3)	Buyouts	United States					9/30/2022	172,201	320,080

Serent Capital IV L.P. *	(3)	Buyouts	United States					9/30/2022	281,134	377,569

Seventh Cinven Fund (No. 1) Limited Partnership	(2)	Buyouts	Western Europe					7/3/2025	648,333	713,930

Sevin Rosen Fund IX L.P. *	(3)(7)	Buyouts	United States					12/31/2024	32,814	12,504

SK Capital Partners V-B, L.P *	(9)	Buyouts	United States					3/31/2023	1,091,867	782,285

The accompanying notes are an integral part of these consolidated financial statements.

11

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Secondary Investments (continued)

TA Associates XI, L.P. *	(7)	Buyouts	United States					12/31/2024	$6,452	$31,530

TA Subordinated Debt Fund III L.P. *	(7)	Debt/Credit	United States					12/31/2024	211	925

TA XIV-A, L.P.	(3)	Buyouts	United States					12/30/2022	1,674,303	2,164,202

TDR Capital IV ‘A’ L.P.	(2)	Buyouts	Western Europe					6/30/2025	3,775,682	5,598,068

TDR Capital IV ‘A’ L.P.	(2)(9)	Buyouts	Western Europe					3/31/2023	793,870	1,320,195

Tenzing Belay L.P.	(2)	Buyouts	Western Europe					6/30/2025	982,256	1,452,442

Tenzing Private Equity I LP	(2)	Buyouts	Western Europe					6/30/2025	499,214	505,240

Tenzing Private Equity II LP	(2)	Buyouts	Western Europe					6/30/2025	2,110,306	3,632,614

The Resolute III Continuation Fund, L.P. *	(12)	Buyouts	United States					9/27/2024	3,396,883	3,539,502

The Sixth Cinven Fund LP	(2)	Buyouts	Western Europe					7/3/2025	399,524	290,130

Thoma Bravo XIII-A	(3)	Buyouts	United States					7/3/2025	649,412	694,378

Thoma Bravo Fund XIV-A, L.P.	(3)(9)	Buyouts	United States					3/31/2023	974,846	1,254,211

U.S. Venture Partners IX, L.P. *	(3)(7)	Venture Capital	United States					12/31/2024	17,340	183,683

Vitruvian Investment Partnership III *	(2)	Buyouts	Western Europe					12/30/2022	2,576,617	3,281,080

Water Street Orion Fund Parallel, L.P. *		Buyouts	United States					12/31/2021	4,408,896	5,645,204

WestCap Strategic Operator Fund, L.P.	(3)(6)	Venture Capital	United States					4/14/2022	1,590,845	1,006,549

WestCap Strategic Operator Fund II, L.P.	(3)(6)	Venture Capital	United States					5/31/2022	435,178	492,550

WESTCAP STUB, LLC *	(6)	Venture Capital	United States					4/14/2022	265,449	92,405

WestCap VG, LLC *	(6)	Venture Capital	United States					4/14/2022	30,471	11,184

Wynnchurch Capital Partners IV LP		Buyouts	United States					12/29/2025	1,107,448	1,028,192

Total Secondary Investments									223,901,029	271,894,255

Private Credit Investments - 2.1%

Fastener Distribution Holdings *	(3)	Debt/Credit	United States	Common Equity			24	10/2/2023	84,673	248,093

Four Seasons	(3)(17)	Debt/Credit	United States	Term Loan	1M SOFR + 5.50%	11/18/2028	4,395,175	4/4/2023	4,353,811	4,395,175

Four Seasons	(3)(17)	Debt/Credit	United States	First Amendment Term Loan	1M SOFR + 5.50%	11/18/2028	391,191	4/19/2024	391,191	391,191

Four Seasons *	(3)	Debt/Credit	United States	Class A Common Units			209	4/4/2023	209,228	244,776

Symplr	(3)(16)(17)	Debt/Credit	United States	Fourth Amendment Term Loan	3M SOFR + 10.00%	12/22/2028	6,047,819	5/15/2024	5,948,269	5,246,483

Tank Holding	(3)(17)	Debt/Credit	United States	Term Loan	1M SOFR + 6.00%	3/31/2028	1,372,989	5/26/2023	1,355,896	1,355,827

Total Private Credit Investments									12,343,068	11,881,545

Co-Investments - 41.2% (1)

ACP Ukulele Co-Invest LP *		Buyouts	United States	LP interest				3/4/2024	3,056,771	5,127,420

Adams Street Apos Co-Inv. Aggregator LP	(2)	Buyouts	Western Europe	LP interest				7/16/2021	689,437	1,356,925

The accompanying notes are an integral part of these consolidated financial statements.

12

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments
As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Co-Investments (continued)

Adams Street Ocean AK Co-Inv. Aggregator LP		Buyouts	Asia	LP interest				6/28/2021	$270,208	$255,479

Adams Street Synthesis Co-Inv. Aggregator LP	(2)	Buyouts	Western Europe	LP interest				5/27/2021	493,385	528,543

AEA EXC CF LP *		Buyouts	United States	LP interest				8/11/2022	2,148,223	2,290,536

Altor I Co-Invest AB *	(2)	Buyouts	Western Europe	LP interest				12/29/2023	2,298,159	3,128,728

Amalfi Invest Collective S.C.A	(2)	Buyouts	Western Europe	LP interest				2/28/2023	1,641,372	6,129,059

ASP Corp Fac 1 Inc.	(3)	Buyouts	United States	LLC interest				6/29/2022	341,101	1,368,174

ASP Co-Inv Fac 1 LP		Buyouts	Asia	Ordinary Shares			6,176	4/11/2022	621,369	2,407,230

ASP Co-Inv Fac 2 LP	(2)	Buyouts	Western Europe	LP interest				8/1/2022	1,705,285	2,862,462

Astorg Normec Fund	(2)	Buyouts	Western Europe	LP interest				9/23/2024	749,973	1,153,774

Astorg VIII Co-Invest Acturis *	(2)	Buyouts	Western Europe	LP interest				10/17/2024	6,372,321	8,592,126

Astorg VIII Co-Invest Corden Fac	(2)	Buyouts	Western Europe	LP interest				8/1/2022	78,718	91,384

Astro Co-Invest, L.P.		Buyouts	United States	LP interest				6/26/2025	5,715,200	7,061,159

BAH Co-Investor, L.P. *	(3)	Buyouts	United States	LP interest				10/11/2022	1,600,053	2,709,463

BC Partners Dory Co-Investment LP *		Buyouts	United States	LP interest				10/25/2023	2,411,088	3,342,644

BEHP Co-Investor II, L.P.	(3)	Buyouts	United States	LP interest				4/14/2022	474,106	2,232,305

Belize Co-Investment	(3)	Buyouts	United States	Ordinary Shares			8,864	1/26/2026	8,863,640	8,863,640

Bigtincan Holdings (Cayman) Limited Partnership		Buyouts	United States	LP interest				8/25/2025	6,890,000	6,889,544

BW Colson Co-Invest, L.P.		Buyouts	United States	LP interest				2/25/2021	507,196	1,046,938

CMC Tarzan, L.P. *	(3)	Buyouts	Asia	LP interest				6/14/2021	737,400	-

Emerald Technologies Holdings, L.P.	(3)	Buyouts	United States	LP interest				4/13/2022	676,162	673,111

Espresso Opportunity LP		Buyouts	United States	LP interest				8/26/2025	2,998,531	3,836,123

Ethos Capital Digital Infrastructure LP		Buyouts	United States	LP interest				12/15/2025	8,319,954	8,319,954

Evolution Parent, LP		Buyouts	United States	LP interest				6/11/2021	679,153	1,445,121

FH KH Parent, L.P.	(3)	Buyouts	United States	LP interest				1/29/2025	9,388,494	13,424,144

FS NU Investors, LP *	(3)	Buyouts	United States	LLC interest				8/11/2022	1,629,092	1,447,306

Goldeneye Holdings Parent, LP *	(3)	Buyouts	United States	LP interest				7/1/2021	7,005,308	8,149,611

HG Lighthouse Co-Invest L.P. *	(2)	Buyouts	United States	LP interest				5/27/2022	830,792	977,435

Industrial F&B Collective S.C.A.	(2)(3)	Buyouts	United States	LP Interest				2/9/2026	14,926,201	14,420,821

JMI PCC Holdings, L.P. *		Buyouts	The Americas	LP interest				5/3/2022	887,884	1,209,134

Keensight Actico Coinvestment SLP	(2)	Buyouts	Western Europe	LP interest				6/25/2025	3,984,382	3,889,291

Kelso XI Heights Co-Investment (DE), L.P. *		Buyouts	United States	LP interest				8/22/2022	1,038,099	1,020,769

Kenco PPC Blocker LLC		Buyouts	United States	LLC interest				11/14/2022	1,132,374	4,176,795

Magenta Blocker Aggregator LP *		Buyouts	United States	LP interest				7/23/2021	468,528	577,016

MDCP Co-Investors (Jade III), L.P.	(2)	Buyouts	Western Europe	LP interest				6/25/2025	6,807,086	8,256,521

The accompanying notes are an integral part of these consolidated financial statements.

13

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Co-Investments (continued)

MDCP Co-Investors (Tango), L.P. *		Buyouts	Western Europe	LP interest				5/26/2022	$943,070	$1,934,305

Menlo Ridgeview CoInvest LLC		Buyouts	United States	LLC interest				5/16/2025	7,182,247	6,901,153

NC Ocala Co-Invest Beta, L.P. *		Buyouts	United States	LP interest				11/19/2021	1,102,222	1,331,192

NMSEF I Aggregator, L.P. *		Buyouts	United States	LP interest				11/10/2021	454,078	963,934

NMSEF I Holdings VII, L.P. *		Buyouts	The Americas	LP interest				8/7/2024	3,383,102	4,111,470

NT SPV 14 *		Buyouts	Asia	Ordinary Shares			600,000	1/9/2023	601,450	1,813,728

Oakley Capital Guinness B1 SCSp *	(2)	Buyouts	Western Europe	LP interest				6/8/2023	2,103,023	3,388,673

Oakley Capital V Co-Investment (A) SCSp *	(2)	Buyouts	Western Europe	LP interest				12/9/2022	1,434,467	2,656,613

Odyssey Investment Partners VI Mercalis CoInvest, LP		Buyouts	United States	LP interest				5/27/2025	8,047,430	7,968,624

Onward Co-Invest L.P.	(3)	Buyouts	United States	LP Interest				3/23/2026	17,211,396	17,167,116

Parthenon Kairos, L.P.	(3)	Buyouts	United States	LP Interest				3/2/2026	6,328,174	6,169,841

Partners Group Client Access 34, L.P. Inc. *	(3)	Buyouts	United States	LP interest				4/15/2021	209,797	272,476

PPC CHG Blocker LLC *		Buyouts	United States	LLC interest				12/9/2021	1,203,735	1,964,024

PSC Stanley Coinvest, LP *		Buyouts	United States	LP interest				9/26/2023	2,149,258	3,634,077

SLP EGF III Co-Investment Fund		Buyouts	Western Europe	LP interest				6/14/2021	516,499	508,771

SLP Valor Co-Invest, L.P. *		Buyouts	United States	LP interest				5/28/2024	2,617,517	4,977,313

Special Packaging Solutions Opportunities S.C.A *	(2)	Buyouts	Western Europe	LP interest				11/18/2021	610,807	1,162,577

STG Bravo, L.P. *		Buyouts	United States	LP interest				4/13/2021	12,049	105,419

STG Mercury, L.P. *		Buyouts	United States	LP interest				5/26/2023	2,152,292	2,380,796

Stichting Administratiekantoor Ristretti Co-Investment (Expereo) *	(2)(3)	Buyouts	Western Europe	Depository Receipts			420,380	4/23/2021	511,564	411,700

TA ID Aggregator, L.P. *		Buyouts	United States	LP interest				3/1/2021	270,065	349,762

TidalWave		Buyouts	United States	LP interest				6/2/2023	2,062,725	2,611,139

Vector Solstice Co-Investment, L.P.		Buyouts	United States	LP interest				9/26/2025	12,000,000	12,004,280

Verdane P Co-Invest AB *	(2)	Buyouts	Western Europe	LP interest				3/30/2022	863,427	374,251

24PT Co-Investment Limited Partnership *		Buyouts	United States	LP interest				11/5/2024	4,885,909	5,476,991

Total Co-Investments									187,293,348	229,900,910

Growth Equity Investments - 14.3% (1)

Altruist Corp (Growth Equity) *	(3)	Venture Capital	United States	Series D			605,421	3/17/2023	3,809,681	4,830,215

Altruist Corp (Growth Equity) *	(3)	Venture Capital	United States	Series E			237,915	2/14/2024	2,196,719	2,195,955

BillionToOne, Inc. *		Growth	United States	Common			246,939	11/6/2025	6,913,966	19,493,366

Cyberhaven, Inc. *	(3)	Growth	United States	Series C			4,988,147	4/25/2024	5,201,260	9,426,626

Cyberhaven, Inc. *	(3)	Growth	United States	Series D			349,154	12/23/2024	649,392	659,833

Dispatchhealth Holdings, Inc. *	(3)	Growth	United States	Series E			5,202	11/1/2022	6,089,703	1,851,712

Dispatchhealth Holdings, Inc.	(3)	Growth	United States	Convertible Promissory Note				5/23/2025	172,198	344,397

Dispatchhealth Holdings, Inc.	#(3)	Growth	United States	Warrants			1	5/23/2025	-	12,815

The accompanying notes are an integral part of these consolidated financial statements.

14

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments
As of March 31, 2026 (Continued)

Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Growth Equity Investments (continued)

DL Inv Aggregator Fund LP *	(3)	Venture Capital	The Americas	Series A-7			2,808	10/8/2021	$459,515	$84,576

Dremio Corporation *	(3)	Venture Capital	United States	Series E			168,576	1/18/2022	1,439,048	1,435,930

Homeward, Inc. *	(3)	Venture Capital	United States	Series C-2			4,415,251	5/14/2021	4,998,545	5,457,692

Homeward, Inc. *	(3)	Venture Capital	United States	Convertible Promissory Note			819,287	9/18/2025	819,287	854,123

Homeward, Inc.—expire 7/28/2033, $0.001 *	#(3)	Venture Capital	United States	Series B Preferred Warrant			385,012	5/14/2021	-	2,450,419

Homeward, Inc. *	#(3)	Venture Capital	United States	Series C-1 Preferred Warrants			295,612	9/18/2025	-	456,750

Homeward, Inc. *	(3)	Venture Capital	United States	Series C-1			259,819	5/14/2021	401,446	401,446

Homeward, Inc. *	(3)	Venture Capital	United States	Series B			210,588	5/14/2021	1,600,018	1,340,293

Level AI *	(3)	Venture Capital	United States	Series C			671,542	6/26/2024	1,008,460	1,109,606

Nomad Health, Inc. *	(3)	Venture Capital	United States	Series BB-1			73,786	5/27/2022	41,254	-

Nomad Health, Inc. *	(3)	Venture Capital	United States	Series AAA Preferred			83,284	9/30/2025	34,814	34,814

Nomad Health, Inc. *	(3)	Venture Capital	United States	Series CC-1			39,483	5/27/2022	520,680	-

Nomad Health, Inc. *	(3)	Venture Capital	United States	Series AA-1			36,893	5/27/2022	20,627	28,047

Nomad Health, Inc. *	#(3)	Venture Capital	United States	Series AAA —Preferred Warrants			22,123	9/30/2025	-	9,248

Nomad Health, Inc. *	(3)	Venture Capital	United States	Common			18,980	5/27/2022	250,298	-

Orca Security, Ltd. *	(3)	Venture Capital	Asia	Seed			51,360	8/27/2021	505,753	356,102

Orca Security, Ltd. *	(3)	Venture Capital	Asia	Ordinary Shares			20,545	8/27/2021	202,478	142,448

Orca Security, Ltd. *	(3)	Venture Capital	Asia	Series C-1			20,345	8/27/2021	243,889	243,187

Orca Security, Ltd. *	(3)	Venture Capital	Asia	Series A			15,055	8/27/2021	148,198	104,383

Orca Security, Ltd. *	(3)	Venture Capital	Asia	Series B			11,855	8/27/2021	116,698	82,196

Orca Security, Ltd. *	(3)	Venture Capital	Asia	Series C-2			6,184	12/5/2025	45,335	68,002

Orca Security, Ltd. *	#(3)	Venture Capital	Asia	Warrants			1	12/5/2025	-	52,389

Plutus Financial Holdings, Inc. (ABRA) *	(3)	Venture Capital	United States	Common			86,339	3/31/2026	485,197	963,868

Poolside, Inc. *	(3)	Venture Capital	Western Europe	Series B			26,245	7/10/2024	2,003,926	2,933,338

Reify Health, Inc. *	(3)	Venture Capital	United States	Series C			139,040	6/9/2021	746,479	745,217

Reify Health, Inc. *	(3)	Venture Capital	United States	Series Seed			67,500	6/28/2021	361,782	272,542

Reify Health, Inc. *	(3)	Venture Capital	United States	Common			25,464	12/3/2021	76,458	102,815

Remote Technology, Inc. *	(3)	Venture Capital	United States	Series B			25,965	7/15/2021	1,047,793	2,711,020

The accompanying notes are an integral part of these consolidated financial statements.

15

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

									Amounts in USD
Fund Investments	Footnotes	Investment Purpose	Geographic Region**	Position (if applicable)	Reference Rate & Spread (if applicable)***	Maturity Date (if applicable)	Quantity (if applicable)	Acquisition Date****	Cost	Fair Value

Growth Equity Investments (continued)

Remote Technology, Inc. *	(3)	Venture Capital	United States	Series C			4,601	5/4/2022	$441,193	$480,393

Truehold*	(3)	Venture Capital	United States	Series C			568,397	8/28/2024	5,736,357	7,748,500

Truehold*	(3)	Venture Capital	United States	Series C-1			31,554	3/16/2026	430,150	430,150

Turquoise Health Co. *	(3)	Venture Capital	United States	Series B			351,555	12/22/2023	3,321,166	4,041,645

Turquoise Health Co. *	(3)	Venture Capital	United States	Series C Preferred			33,971	9/18/2025	390,586	390,582

Turquoise Health Co. *	(3)	Venture Capital	United States	Series C-1 Preferred			28,151	9/18/2025	291,309	323,637

Welbe Health, LLC	(3)	Growth	United States	LLC interest				11/29/2021	3,250,619	5,287,857

Total Growth Equity Investments									56,472,277	79,958,134

Short-Term Investments—0.6%

State Street Institutional Treasury Plus Money Market Fund—Premier Class	(15)	Other	United States		3.60%		3,200,158		$3,200,158	$3,200,158

Total Short-Term Investments									3,200,158	3,200,158

Total Investments—109.3%									494,367,995	609,898,399

Liabilities in excess of other assets—(9.3)%										(51,660,456)

Total Net Assets—100%										$558,237,943

Investment Purpose allocation	Cost	Fair Value	% of Investments, at Fair Value
Buyouts	$401,659,708	$486,336,782	79.7%
Debt/Credit	15,316,963	15,566,883	2.6%
Growth	22,277,138	37,076,606	6.1%
Natural Resources	6,145	2,540	0.0%
Venture Capital	49,379,200	64,768,245	10.6%
Other	5,728,841	6,147,343	1.0%

Total Investments	$494,367,995	$609,898,399	100.0%

The accompanying notes are an integral part of these consolidated financial statements.

16

Adams Street Private Equity Navigator Fund LLC

Consolidated Schedule of Investments

As of March 31, 2026 (Continued)

Geographic allocation	Cost	Fair Value	% of Investments, at Fair Value
Asia	$ 8,136,610	$ 11,545,151	1.9%
The Americas (excluding United States)	8,126,673	11,011,405	1.8%
United States	370,867,467	446,376,518	73.2%
Western Europe	107,237,245	140,965,325	23.1%

Total Investments	$494,367,995	$609,898,399	100.0%

*	Non-income producing.

**	Geographic Region generally reflects the location of the investments and may be different from where the underlying portfolio company assets are located.

***	Investment Abbreviations: SOFR - Secured Overnight Financing Rate.

****	Acquisitions prior to April 1, 2025 reflect acquisitions by the Predecessor Fund (as defined in Note 1). See Note 1 for additional information.

#	Warrants with zero or nominal cost were acquired as part of a follow-on financing. Warrants are convertible to equity subject to various conditions upon the occurrence of future financing events.

(1)

Primary Investments, Secondary Investments, Co-Investments and Growth Equity Investments (each as defined in Note 1) are generally issued in private placement transactions and as such are generally restricted as to resale.

(2)	Investment interest denominated in foreign currency; cost includes the impact of exchange rate differences from actual draws and distributions.

(3)

These investments are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. See Note 3 for additional information regarding Level 3 investments.

(4)	Invests through ASP Herengracht Facilitation Ltd, holding a 4.15% ownership interest.

(5)	Invests through ASP Sec Corp 1 S.à r.l., holding a 4.65% ownership interest.

(6)	Invests through ASP Sec Fac 1 LP, holding a 4.76% ownership interest.

(7)	Invests through ASP Sec Fac 11 LP, holding a 14.29% ownership interest.

(8)	Invests through ASP Sec Fac 3 LP, holding a 10.95% ownership interest.

(9)	Invests through ASP Sec Fac 4 LP, holding a 6.20% ownership interest.

(10)	Invests through ASP Sec Fac 5 LP, holding a 6.89% ownership interest.

(11)	Invests through ASP Sec Fac 7 LP, holding a 3.09% ownership interest.

(12)	Invests through ASP Sec Fac 9 LP, holding a 5.45% ownership interest.

(13)	Invests through ASP Stitch Facilitation LP, holding a 6.94% ownership interest.

(14)	Invests through ASP Ursus Facilitation LP, holding an 8.65% ownership interest.

(15)	The rate shown is the annualized seven-day yield as of March 31, 2026.

(16)	The stated interest rate includes 4.00% PIK.

(17)	As of March 31, 2026, the following reference rates were in effect: 1M SOFR - 1 Month SOFR was 3.67%; 3M SOFR - 3 Month SOFR was 3.67%.

The accompanying notes are an integral part of these consolidated financial statements.

17

Adams Street Private Equity Navigator Fund LLC

Consolidated Statement of Assets and Liabilities

As of March 31, 2026

Assets
Investments, at fair value (cost $494,367,995)	$609,898,399
Cash	134,976
Dividends and interest receivable	574,020
Deferred financing costs	199,504
Receivable for investments sold	6,327
Prepaid expenses and other assets	1,056,975

Total Assets	611,870,201

Liabilities
Credit facility payable	28,055,000
Payable for shares tendered	14,613,002
Payable for investments purchased	7,755,438
Due to affiliate (Note 4)	1,056,067
Management fees payable (Note 4)	487,085
Deferred tax liability	475,148
Accrued credit facility interest and commitment fee payable	314,998
Distribution payable	244,213
Director fees payable	12,740
Distribution and servicing fee payable (Note 4)	12,343
Accrued expenses and other liabilities	606,224

Total Liabilities	53,632,258

Commitments and contingencies (see Note 10)
Net Assets	$558,237,943

Composition of Net Assets:
Paid-in capital	$510,666,016
Total distributable earnings	47,571,927

Net Assets	$558,237,943

Net Assets Attributable to:
Class I Shares	$537,155,599
Class D Shares*	-
Class M Shares	20,984,342
Class S Shares	98,002

$558,237,943

Shares Outstanding:
Class I Shares	50,251,343
Class D Shares*	-
Class M Shares	1,966,434
Class S Shares	9,173

52,226,950

The accompanying notes are an integral part of these consolidated financial statements.

18

Adams Street Private Equity Navigator Fund LLC

Consolidated Statement of Assets and Liabilities

As of March 31, 2026

Net Asset Value per Share:
Class I Shares	$10.69
Class D Shares*	$-
Class M Shares	$10.67
Class S Shares	$10.68
*As of March 31, 2026, there were no Class D Shares outstanding.

The accompanying notes are an integral part of these consolidated financial statements.

19

Adams Street Private Equity Navigator Fund LLC

Consolidated Statement of Operations

For the year ended March 31, 2026

Investment Income

Dividend income	$4,680,107

Interest income	3,540,541

Other income	141,001

Total Investment Income	$8,361,649

Expenses

Management fees (Note 4)	$4,819,580

Incentive fees (Note 4)	4,354,925

Organizational costs	3,429,825

Interest expense and fees on credit facility	1,792,948

Professional fees	1,571,411

Administration and fund accounting fees (Note 4)	1,479,958

Offering costs	1,203,849

Director fees	150,000

Distribution and servicing fees - Class D (Note 4)	87

Distribution and servicing fees - Class M (Note 4)	12,218

Distribution and servicing fees - Class S (Note 4)	59

Other expenses	619,291

Total expenses	19,434,151

Less expenses waived by the Adviser (Note 4)	(3,962,607)

Net Expenses	15,471,544

Net Investment Income (Loss)	$ (7,109,895)

Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation):

Net realized gain (loss) on investments	19,848,790

Net realized gain (loss) on foreign currency transactions	107,525

Net change in unrealized appreciation (depreciation) on investments	25,979,602

Net change in deferred tax expense	(229,018)

Net change in unrealized appreciation (depreciation) on foreign currency translations	(2,144)

Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation):	45,704,755

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,594,860

The accompanying notes are an integral part of these consolidated financial statements.

20

Adams Street Private Equity Navigator Fund LLC

Consolidated Statements of Changes in Net Assets*

	For the Year Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2024

Change in Net Assets Resulting from Operations:

Net Investment Income (Loss)	$(7,109,895)	$790,488	$5,815,894

Net realized gain (loss) on investments	19,848,790	1,271,259	8,047,994

Net realized gain (loss) on foreign currency transactions	107,525	-	-

Net change in unrealized appreciation (depreciation) on investments	25,979,602	1,452,146	41,380,738

Net change in deferred tax expense	(229,018)	(246,130)	-

Net change in unrealized appreciation (depreciation) on foreign currency translations	(2,144)	-	-

Net Change in Net Assets Resulting from Operations	38,594,860	3,267,763	55,244,626

Distributions to Investors:

Capital distributions	-	(15,533,439)	(10,416,089)

Class I	(10,646,475)	-	-

Class D	(1,054)	-	-

Class M	(2,471)	-	-

Class S	-	-	-

Change in Net Assets from Distributions to Investors	(10,650,000)	(15,533,439)	(10,416,089)

Change in Net Assets Resulting from Capital Share Transactions:

Capital contributions	-	36,201,007	73,655,494

Proceeds from shares issued

Class I Shares	135,453,865	-	-

Class D Shares	50,000	-	-

Class M Shares	21,323,000	-	-

Class S Shares	100,000	-	-

Reinvestment of distributions

Class I Shares	2,421,978	-	-

Class D Shares	-	-	-

Class M Shares	2,471	-	-

Class S Shares	-	-	-

Cost of shares tendered

Class I Shares	(22,714,712)	-	-

Class D Shares	(51,808)	-	-

Class M Shares	-	-	-

Class S Shares	-	-	-

Total Net Change in Net Assets Resulting from Capital Share Transactions	136,584,794	36,201,007	73,655,494

Total Net Increase in Net Assets	164,529,654	23,935,331	118,484,031

Net assets at beginning of year	393,708,289	369,772,958	251,288,927

Net assets at end of year	$558,237,943	$393,708,289	$369,772,958

The accompanying notes are an integral part of these consolidated financial statements.

21

Adams Street Private Equity Navigator Fund LLC

Consolidated Statements of Changes in Net Assets*

	For the Year Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2024

Shareholder Activity

Shares issued

Class I Shares	52,150,223	-	-

Class D Shares	4,855	-	-

Class M Shares	1,966,203	-	-

Class S Shares	9,173	-	-

Shares reinvested		-	-

Class I Shares	226,586	-	-

Class D Shares	-	-	-

Class M Shares	231	-	-

Class S Shares	-	-	-

Shares tendered		-	-

Class I Shares	(2,125,466)	-	-

Class D Shares	(4,855)	-	-

Class M Shares	-	-	-

Class S Shares	-	-	-

Net change in shares outstanding	52,226,950	-	-

* On April 1, 2025, the Fund registered under the 1940 Act in connection with the Conversion (as defined in Note 1). Comparative information for periods prior to the Conversion reflects the historical investment operations of the Predecessor Fund (as defined in Note 1) and is presented to facilitate comparisons across reporting periods. Presentation differences are limited to the change in capital structure, from capital accounts to shares of limited liability company interests, effected in connection with the Fund’s registration under the 1940 Act. See Note 1 for additional information.

The accompanying notes are an integral part of these consolidated financial statements.

22

Adams Street Private Equity Navigator Fund LLC

Consolidated Statement of Cash Flows

For the year ended March 31, 2026

Cash Flows from Operating Activities

Net increase (decrease) in net assets resulting from operations	$38,594,860

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:

Net realized (gain) loss from investments	(19,848,790)

Net realized gain (loss) on foreign currency transactions	(107,525)

Net change in unrealized (appreciation) depreciation on investments	(25,979,602)

Net change in deferred tax expense	229,018

Net change in unrealized (appreciation) depreciation on foreign currency translations	2,144

Purchases of investments	(230,628,628)

Proceeds from disposition/distribution of investments	42,436,106

Accretion of discount on investments	(59,401)

Net (purchases)/sales of short-term investments	(3,200,158)

Amortization of deferred financing cost	923,458

Changes in operating assets and liabilities:

(Increase)/decrease dividends and interest receivable	(405,374)

(Increase)/decrease due from affiliate	191,007

(Increase)/decrease prepaid expenses and other assets	(1,056,975)

Increase/(decrease) due to affiliate	1,056,067

Increase/(decrease) management fees payable	487,085

Increase/(decrease) accrued credit facility interest and commitment fee payable	314,998

Increase/(decrease) director fees payable	12,740

Increase/(decrease) distribution and servicing fee payable	12,343

Increase/(decrease) accrued expenses and other liabilities	172,685

Net cash provided by (used in) operating activities	$ (196,853,942)

Cash Flows from Financing Activities

Shares issued	156,926,865

Distributions to investors, net of reinvestment of distributions	(8,225,551)

Shares tendered, net of payable for shares tendered	(8,153,518)

Borrowings under credit facility	99,655,000

Repayments under credit facility	(71,600,000)

Deferred financing costs paid	(1,122,962)

Distributions to Predecessor Fund investors	(5,705,988)

Net cash provided by (used in) financing activities	$161,773,846

Net increase (decrease) in cash	(35,080,096)

Cash at beginning of year	35,217,221

Effects of foreign currency exchange rate changes on cash	(2,149)

Cash at end of year	$134,976

Supplemental cash flow disclosures:

Reinvestment of distributions	$2,424,449

Cash paid for interest expense	405,450

Cash paid for taxes	38,385

The accompanying notes are an integral part of these consolidated financial statements.

23

Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class I

For the Year Ended March 31, 2026

Per share operating performance:

Net asset value per share, beginning of year	$10.00

Income (loss) from investment operations:

Net investment income (loss)[1]	(0.16)

Net realized and unrealized gain (loss) on investments[1]	1.07

Total income (loss) from investment operations	0.91

Less distributions from:

Net realized gain	(0.22)

Total distributions	(0.22)

Net asset value per share, end of year	$10.69

Shares outstanding, end of year	50,251,343

Total Return[2,3]	9.07%

Ratios and supplemental data:

Net assets, end of year (000s)	$537,156

Ratios to average net assets:[4]

Total expenses, before expense waived by the Adviser	4.14%

Total expenses, excluding incentive fees, net of expense waived by the Adviser	2.36%

Incentive fees	0.93%

Total expenses, including incentive fees, net of expense waived by the Adviser	3.29%

Net investment income (loss), before expense waived by the Adviser	(2.36)%

Net investment income (loss), after expense waived by the Adviser	(1.51)%

Portfolio turnover rate	0.00%

Senior Securities

Total borrowings (000s)	$28,055

Asset coverage per $1,000 unit of senior indebtedness[5]	20,898

The Consolidated Financial Highlights are presented for periods subsequent to April 1, 2025, the date the Fund registered under the 1940 Act.

1.	Calculated using average shares method.

2.

Total return based on net asset value calculated as the change in net asset value per share during the year, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the year.

3.

Includes adjustments in accordance with U.S. GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

4.	The ratios do not include investment income or expenses of the underlying portfolio companies.

5.

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

24

Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class D

For the Period August 1, 2025 [1] to March 31, 2026

Per share operating performance:

Net asset value per share, beginning of period	$10.30

Income (loss) from investment operations:

Net investment income (loss)[2]	(0.20)

Net realized and unrealized gain (loss) on investments[2]	0.79

Total income (loss) from investment operations	0.59

Less distributions from:

Net realized gain	(0.22)

Total distributions	(0.22)

Net asset value of the shares tendered at period end	(10.67)

Net asset value per share, end of period	$-

Shares outstanding, end of period	-

Total Return[3,4,7]	5.72%

Ratios and supplemental data:

Net assets, end of period (000s)	$-

Ratios to average net assets:[5]

Total expenses, before expense waived by the Adviser[6]	3.19%

Total expenses, excluding incentive fees, net of expense waived by the Adviser[6]	2.46%

Incentive fees[7]	0.64%

Total expenses, including incentive fees, net of expense waived by the Adviser[6]	3.10%

Net investment income (loss), before expense waived by the Adviser[6]	(2.46)%

Net investment income (loss), after expense waived by the Adviser[6]	(2.37)%

Portfolio turnover rate[7]	0.00%

Senior Securities

Total borrowings (000s)	$28,055

Asset coverage per $1,000 unit of senior indebtedness[8]	20,898

The Consolidated Financial Highlights are presented for periods subsequent to April 1, 2025, the date the Fund registered under the 1940 Act.

1.	Date of first issuance of shares; ratios have been annualized and portfolio turnover and total return have not been annualized.

2.	Calculated using average shares method.

The accompanying notes are an integral part of these consolidated financial statements.

25

Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class D

3.

Total return based on net asset value calculated as the change in net asset value per share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

4.

Includes adjustments in accordance with U.S. GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

5.	The ratios do not include investment income or expenses of the underlying portfolio companies.

6.

Expense ratios have been annualized for periods of less than twelve months, except for Organizational costs and Offering costs expense which are one-time expenses, and Incentive Fees which are not annualized.

7.	Not annualized.

8.

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

26

Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class M

For the Period December 1, 2025 [1] to March 31, 2026

Per share operating performance:

Net asset value per share, beginning of period	$10.99

Income (loss) from investment operations:

Net investment income (loss)[2]	(0.03)

Net realized and unrealized gain (loss) on investments[2]	(0.07)

Total income (loss) from investment operations	(0.10)

Less distributions from:

Net realized gain	(0.22)

Total distributions	(0.22)

Net asset value per share, end of period	$10.67

Shares outstanding, end of period	1,966,434

Total Return[3,4,7]	(0.92)%

Ratios and supplemental data:

Net assets, end of period (000s)	$20,984

Ratios to average net assets:[5]

Total expenses, before expense waived by the Adviser[6]	1.56%

Total expenses, excluding incentive fees, net of expense waived by the Adviser[6]	2.21%

Incentive fees[7]	(0.30)%

Total expenses, including incentive fees, net of expense waived by the Adviser[6]	1.91%

Net investment income (loss), before expense waived by the Adviser[6]	(0.62)%

Net investment income (loss), after expense waived by the Adviser[6]	(0.97)%

Portfolio turnover rate[7]	0.00%

Senior Securities

Total borrowings (000s)	$28,055

Asset coverage per $1,000 unit of senior indebtedness[8]	20,898

The Consolidated Financial Highlights are presented for periods subsequent to April 1, 2025, the date the Fund registered under the 1940 Act.

1.	Date of first issuance of shares; ratios have been annualized and portfolio turnover and total return have not been annualized.

2.	Calculated using average shares method.

The accompanying notes are an integral part of these consolidated financial statements.

27

Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class M

3.

Total return based on net asset value calculated as the change in net asset value per share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

4.

Includes adjustments in accordance with U.S. GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

5.	The ratios do not include investment income or expenses of the underlying portfolio companies.

6.

Expense ratios have been annualized for periods of less than twelve months, except for Organizational costs and Offering costs expense which are one-time expenses, and Incentive Fees which are not annualized.

7.	Not annualized.

8.

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

28

Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class S

For the Period March 1, 2026 [1] to March 31, 2026

Per share operating performance:

Net asset value per share, beginning of period	$10.90

Income (loss) from investment operations:

Net investment income (loss)[2]	(0.01)

Net realized and unrealized gain (loss) on investments[2]	(0.21)

Total income (loss) from investment operations	(0.22)

Net asset value per share, end of period	$10.68

Shares outstanding, end of period	9,173

Total Return[3,4,7]	(2.00)%

Ratios and supplemental data:

Net assets, end of period (000s)	$98

Ratios to average net assets:[5]

Total expenses, before expense waived by the Adviser[6]	2.09%

Total expenses, excluding incentive fees, net of expense waived by the Adviser[6]	2.04%

Incentive fees[7]	(0.13)%

Total expenses, including incentive fees, net of expense waived by the Adviser[6]	1.91%

Net investment income (loss), before expense waived by the Adviser[6]	(1.39)%

Net investment income (loss), after expense waived by the Adviser[6]	(1.21)%

Portfolio turnover rate[7]	0.00%

Senior Securities

Total borrowings (000s)	$28,055

Asset coverage per $1,000 unit of senior indebtedness[8]	20,898

The Consolidated Financial Highlights are presented for periods subsequent to April 1, 2025, the date the Fund registered under the 1940 Act.

1.	Date of first issuance of shares; ratios have been annualized and portfolio turnover and total return have not been annualized.

2.	Calculated using average shares method.

3.

Total return based on net asset value calculated as the change in net asset value per share during the period, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

4.

Includes adjustments in accordance with U.S. GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

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Adams Street Private Equity Navigator Fund LLC

Consolidated Financial Highlights

Class S

5.	The ratios do not include investment income or expenses of the underlying portfolio companies.

6.

Expense ratios have been annualized for periods of less than twelve months, except for Organizational costs and Offering costs expense which are one-time expenses, and Incentive Fees which are not annualized.

7.	Not annualized.

8.

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

30

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026

1. ORGANIZATION

Adams Street Private Equity Navigator Fund LLC (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is the successor to Adams Street Global Private Markets Fund LP (the “Predecessor Fund”), a Cayman Islands exempted limited partnership that was organized on November 30, 2020 and commenced operations on February 2, 2021. On March 26, 2025, the Fund converted to a Delaware limited liability company, and on April 1, 2025, the Fund registered under the 1940 Act (the “Conversion”).

The Fund is managed and advised by Adams Street Advisors, LLC (the “Adviser”), a subsidiary of Adams Street Partners, LLC (“Adams Street”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund’s investment objective is to seek attractive long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a broad portfolio of global private markets investments. The Fund may gain access to private markets investments through a number of different approaches, including: (i) primary and secondary investments in private funds, holding vehicles or other investment vehicles managed by unaffiliated third-party managers (“Portfolio Funds”) (such investments, “Primary and Secondary Investments”) and (ii) direct investments in the equity and/or debt of private companies, including growth equity investments, co-investments and private credit investments (“Direct Investments”). Primary Investments are investments in an original issuance of a Portfolio Fund which has yet to invest a substantial portion of its capital in underlying portfolio companies. Secondary Investments are investments through a secondary purchase of a Portfolio Fund or the substantive equivalent based on underwriting of identified funds/portfolio companies. A “Growth Equity Investment” is an equity or equity-like investment in an identified portfolio company. A “Co-Investment” is an investment in a Portfolio Fund or sponsored transaction that is intended to invest in an identified buyout, growth equity or other alternative asset transaction, generally made alongside a private fund sponsor. A “Private Credit Investment” is an investment in senior and/or subordinated debt that is secured and/or unsecured and, potentially as a component of the transaction, preferred or common equity, warrants and other securities offered in connection with such Private Credit Investment.

The Fund also invests a portion of its assets in a portfolio of liquid assets, including: cash; short-term, high-quality, liquid debt securities and other credit instruments; and other investment companies, including money market funds and exchange traded funds.

Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Advisers Act.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under the criteria established within the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance included therein. The consolidated financial statements reflect all adjustments and reclassifications, if any, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries (collectively, the “Subsidiaries”).

31

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

Consolidation of a Subsidiary

The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The board of directors of the Fund (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

The consolidated financial statements of the Fund include Adams Street Private Equity Navigator Lev Facilitation LLC (the “Lev Facility”) and Adams Street Private Equity Navigator Blocker LLC (the “Blocker”), both wholly owned subsidiaries of the Fund. As of March 31, 2026, the Lev Facility and the Blocker held 72 investments with a value of $247,492,300 and 30 investments with a value of $41,043,801, respectively.

Use of Estimates

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net results from operations during the reporting period. Actual results could differ from those estimates.

Cash

Cash represents demand deposits held at financial institutions. Cash is held at major financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

Valuation

The Fund values its investments at fair value in accordance with ASC Topic 820-10, Fair Value Measurements (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the 1940 Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the U.S. Securities and Exchange Commission (“SEC”) adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.

Certain investments in Portfolio Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the Portfolio Fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private investment is calculated in a manner consistent with ASC 946. If the NAV of an investment in a Portfolio Fund or Direct Investment is not available at the time the Adviser is calculating the Fund’s NAV, the most recently provided valuation information about such investment will typically be adjusted by the Adviser pursuant to the Adviser’s valuation procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Fund or Direct Investment.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value will be determined in good faith by the Adviser. In determining the fair values of

32

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

these investments, the Adviser will apply generally accepted valuation approaches and methods for fair value measurement. The approaches that may be utilized include, but are not limited to, (i) a market approach, which uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business), or (ii) an income approach, which uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The foregoing approaches are not exhaustive, and other methodologies may be employed as appropriate. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies, investment sponsors or other business counterparties.

A valuation committee consisting of senior personnel of the Adviser reviews and approves the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation positive assurance services for Direct Investments.

The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the Fund’s NAV are determined as of such times.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Pursuant to Rule 2a-5, the Board has selected the Adviser as the “valuation designee” (as defined in Rule 2a-5) to perform fair value determinations in good faith for investments held by the Fund without readily available market quotations, subject to the oversight of the Board (in such capacity, the “Valuation Designee”). The Valuation Designee is responsible for developing and implementing the valuation processes and procedures for the Fund’s investments, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Investment Income

Interest income, including amortization of premium or discount and payment-in-kind (“PIK”) interest using the effective interest method, is recorded on an accrual basis. The Fund may hold investments providing income that is payable in-kind rather than in cash. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rates, is accrued, recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. As of March 31, 2026, there were three loans in the portfolio that earned PIK income and for the year ended March 31, 2026, PIK income earned of $256,168 is included in interest income in the Consolidated Statement of Operations.

Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend. Dividend income earned on short-term money market investments is accrued daily. Other income from portfolio companies, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date information becomes available.

Distributions from Primary and Secondary Investments are recorded as investment income or realized gains/losses in accordance with information provided by the underlying manager at the time of the transaction. Reclassifications of prior investment transactions may be required based on subsequent information received from the underlying manager. These reclassifications may impact current period purchases, proceeds and realized gains and losses on investments.

33

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

Cost is equal to total drawn or paid in the Fund’s currency less any return of cost distributed by these investments. Any cost remaining at the time the investment is liquidated is recorded as a realized loss.

Loans are generally placed on non-accrual status when interest and/or principal payments become materially past due and there is reasonable doubt that principal or interest will be collected in full. Recognition of interest income of that loan will be ceased until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund’s judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value or is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. The Fund did not have any loans on non-accrual status as of March 31, 2026. For other investments, realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis.

For Primary and Secondary Investments denominated in foreign currencies, contributions are translated into the Fund’s currency at the exchange rate at the time of the contribution. As distributions occur, the cost in the Fund’s currency is reduced at the exchange rate at the time of the distribution.

Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Organizational Costs

Organizational costs have been expensed as incurred, subject to the Expense Limitation Agreement as defined below in Note 4. These costs consist primarily of legal fees and other fees of organizing the Fund. See Note 4 for further details on the Expense Limitation Agreement. For the year ended March 31, 2026, the Fund incurred organizational costs of $3,429,825.

Offering Costs

Offering costs incurred by the Fund are treated as deferred charges until the commencement of operations, which is deemed to occur upon the Conversion. Upon the Conversion, such deferred offering costs are amortized on a straight-line basis over a twelve-month period and recognized as an expense in the Fund’s Consolidated Statement of

34

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

Operations. Examples of these costs are registration fees, legal fees, and fees in connection with the preparation of the registration statement and related filings. These costs will be subject to recoupment in accordance with the Fund’s Expense Limitation Agreement, as discussed in Note 4. For the year ended March 31, 2026, the Fund incurred $1,203,849 of offering costs, and amortized $1,203,849 of offering costs. See Note 4 for further details on the Expense Limitation Agreement (as defined below).

Income Taxes

The Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. See Note 8 for additional information.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has evaluated the Fund’s tax positions and has concluded that no provision for uncertain tax positions is required as of March 31, 2026. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense.

The Fund’s tax year is the period ending September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and relevant state and local revenue authorities.

The Blocker is treated as a corporation for U.S. federal income tax purposes. U.S. corporations are subject to U.S. federal income tax on their worldwide income and state tax rates will vary by state, if any. The Blocker will file federal, state and local tax returns as required.

With respect to the Blocker, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.

The Fund has no tax years subject to examination by taxing authorities in the applicable jurisdictions. The Predecessor Fund’s four most recent tax years remain subject to examination by taxing authorities in the applicable jurisdictions.

Segment Reporting

In accordance with FASB Accounting Standards Update 2023-07, “Segment Reporting (Topic 280) - Improvement to Reportable Segment Disclosures” (“ASU 2023-07”), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets. See Note 13 for further information.

35

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

3. FAIR VALUE MEASUREMENTS

The Fund records its investments at fair value in accordance with U.S. GAAP. Fair value is the price that would be received upon the sale of an investment in an orderly transaction between market participants at the measurement date.

The investments fall into one of the following three categories within the fair value hierarchy of inputs:

•	Level 1 - inputs reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Investments classified within Level 1 held by the Fund typically consist of public stock positions distributed from Primary and Secondary Investments or held as a result of an initial public offering of a Direct Investment as well as cash equivalents held as money market funds. Management does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•

Level 2 - inputs include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability other than quoted prices, either directly or indirectly, including inputs in markets that are not considered to be active.

Investments classified within Level 2 held by the Fund may consist of public stock positions where the valuation is adjusted to reflect illiquidity and/or non-transferability.

•	Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Investments classified within Level 3 held by the Fund typically consist of other investments that are not measured at net asset value (“NAV”). When observable prices are not available, management uses valuation techniques for which sufficient and reliable data is available. The valuation of nonmarketable privately-held investments requires significant judgment by management due to the absence of quoted market values, inherent lack of liquidity, changes in market conditions and the long-term nature of such assets. Such investments are valued initially based upon the transaction price. Valuations are reviewed quarterly utilizing available market data and additional factors to determine if the carrying value of these investments should be adjusted. Market data includes observations of the trading multiples of public companies considered comparable to the private companies being valued. Valuations are adjusted to account for company-specific issues, the lack of liquidity inherent in a non-public investment and the fact that comparable public companies are not identical to the companies being valued. In addition, a variety of additional factors are reviewed by management, including, but not limited to, estimates of liquidation value, prices of recent transactions in the same or similar issuer, current operating performance and future expectations of the particular investment, changes in market outlook and the financing environment. In determining valuation adjustments, emphasis is placed on market participants’ assumptions and market-based information over entity specific information.

The Fund measures the fair value of its investments in Portfolio Funds that do not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, a fair value determination is made under procedures established by and under the general supervision of the Adviser. In using the NAV as a practical expedient, certain attributes of the investment, which may impact the fair value of the investment, are not considered in measuring fair value.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. An investment’s level within the

36

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be that market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to management’s perceived risk of that investment.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Primary Investments	$-	$-	$-	$-
Secondary Investments	-	-	73,605,820	73,605,820
Private Credit Investments	-	-	11,881,545	11,881,545
Co-Investments	-	-	77,309,708	77,309,708
Growth Equity Investments	19,493,366	-	60,464,768	79,958,134
Short-Term Investments	3,200,158	-	-	3,200,158

Total Investments	$22,693,524	$-	$223,261,841	$245,955,365

The Fund held Primary Investments, Secondary Investments and Co-Investments with a fair value of $13,063,397, $198,288,435 and $152,591,202, respectively, which are excluded from the fair value hierarchy as of March 31, 2026, in accordance with ASC 820-10 as investments in underlying funds valued at net asset value, as a practical expedient are not required to be included in the fair value hierarchy.

The classification of an investment as Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. However, Level 3 financial investments typically include, in addition to unobservable or Level 3 inputs, observable inputs (that is, inputs that are actively quoted and can be validated to market sources). Increases (decreases) in these inputs in isolation would result in a significantly higher (lower) fair value measurement. The impact of such changes is not necessarily linear and may be affected by the interaction of multiple inputs.

37

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

The following table shows a reconciliation of investments classified within Level 3 during the year:

	Secondary Investments	Private Credit	Co-Investments	Growth Equity	Total
Balance as of March 31, 2025	$-	$18,962,231	$21,370,253	$79,534,292	$119,866,776
Transfers into Level 3	64,758,939	-	2,541,380	-	67,300,319
Transfers out of Level 3	-	-	-	(9,741,363)	(9,741,363)
Purchases of Investments	19,270,494	-	49,753,663	2,183,679	71,207,836
Amortization of Discounts	-	131,207	-	-	131,207
Payment-in-kind	-	256,168	-	-	256,168
Sales/Paydowns /Distributions Received	(6,561,889)	(6,707,840)	(997,751)	-	(14,267,480)
Net change in unrealized appreciation (depreciation)	(3,861,724)	(760,221)	4,642,163	(11,511,840)	(11,491,622)

Balance as of March 31, 2026	$73,605,820	$11,881,545	$77,309,708	$60,464,768	$223,261,841

Net change in unrealized appreciation (depreciation) on investments held at March 31, 2026	$(3,861,724)	$(821,735)	$4,642,163	$(11,663,375)	$(11,704,671)

The Fund had investments that transferred out of Level 3 valued at $9,741,363. The transfer out of Level 3 was due to the initial public offering of a Growth Equity Investment, which is now being valued at a quoted price in an active market as of March 31, 2026. Transfers into Level 3, if any, may represent distributions of privately-traded stock from the limited partnership investments and privately-held investments not measured at net asset value. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

38

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

The following table provides a summary of valuation techniques and quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of March 31, 2026:

Investment Type	Fair Value at March 31, 2026	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average by Fair Value)
Secondary Investments	$73,605,820	Adjusted Reported NAV	Fair Value Adjustments	N/A
Private Credit
Common Stock	$492,869	Market Approach	EBITDA Multiple	11.3x – 19.7x (15.5x)
Term Loans	$11,388,676	Income Approach	Market Interest Rate	9.3%-35.0% (21.3%)
Co-Investment
Common Stock	$8,863,640	Recent Financings	N/A	N/A
Depository Receipts	$411,700	Market Approach	Gross Profit Multiple	0.9x (0.9x)
LLC Interest	$1,447,306	Market Approach	MOIC	0.9x (0.9x)
	$1,368,174	Recent Financings	N/A	N/A
LP Interest	$-	Adjusted Reported NAV	Discount to NAV	100% (100%)
	$26,787,999	Market Approach	MOIC	1.1x-2.9x (1.5x)
	$38,430,889	Recent Financings	N/A	N/A
Growth Equity
Common Stock	$245,263	Market Comparables	Revenue Multiple	6.3x-14.0x (10.8x)
	$963,868	Recent Financings	N/A	N/A
LLC Interest	$5,287,855	Market Comparables	Revenue Multiple	9.9x (9.9x)
Preferred Stock	$35,042,979	Market Comparables	Revenue Multiple	2.2x-17.5x (10.5x)
	$15,952,430	Recent Financings	N/A	N/A
Warrants	$2,972,373	Market Comparables	Revenue Multiple	2.2x-14.0x (2.4x)

Four of the valuation techniques used in Level 3 of the fair value hierarchy utilize unobservable inputs developed by management in determining the fair value of the Fund’s investments. These are detailed below:

•	Income Approach – fair value is determined based on an analysis of the contractual yield earned on the investment with a comparable market rate.

•	Market Approach – investments are valued based on recent transactions, adjusted as necessary for any changes in unobservable inputs, market conditions and other similar transactions.

•	Market Comparables – market data includes observations of the trading multiples of public companies considered comparable to the private companies being valued.

•	Recent Financings – may include fair value indications based on a round of financing in which the Fund may or may not have participated.

The significant unobservable inputs used in the fair value measurement of the privately held securities are revenue multiple, EBITDA multiple, multiple on invested capital (MOIC), discount for lack of marketability, price per share in a recent round of financing, potential bids, assessment of credit quality, and comparable market rates. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

While management believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methodologies or assumptions to estimate the fair value of investments in

39

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

nonmarketable privately-held investment funds could result in a different estimate of fair value at the reporting date. Those fair value estimates, including those carried at net asset value, may differ significantly from the values that would have been determined had a readily available market for such investments existed, or had such investments been liquidated or sold to non-affiliated investors, and these differences could be material to the consolidated financial statements.

A listing of the investment types held by the Fund and the related attributes, as of March 31, 2026, are shown in the table below:

Investment Category	Investment Purpose	Fair Value	Unfunded Commitment
Co-Investments	Buyouts	$229,900,910	$10,722,401
Primary Investments	Buyouts	10,122,859	4,863,800
	Venture Capital	2,940,538	195,000
Secondary Investments	Buyouts	246,313,013	50,924,524
	Debt/Credit	3,685,338	1,200,845
	Natural Resources	2,540	54,176
	Venture Capital	18,946,179	1,495,487
	Other	2,947,185	689,167

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

The Fund entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser.

Management Fees

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly management fee equal to 1.00% on an annualized basis of the Fund’s net asset value (including assets held in a Subsidiary) as of the last business day of each month (the “Management Fee”). For purposes of determining the Management Fee: (i) the Fund’s net assets means its total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP; and (ii) the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares (as defined below) or any distributions by the Fund. The Management Fee is payable in arrears within 5 business days after the completion of the NAV computation for the month.

Incentive Fees

At the end of each calendar quarter, the Adviser is entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the Distribution Reinvestment Plan (the “DRIP”) exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of Shares of the Fund issued during such quarter.

Loss Recovery Account

The Fund maintains a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund

40

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such quarter and (B) the aggregate issue price of Shares of the Fund issued during such quarter (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the DRIP.

Services Provided by the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser and its affiliates, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser and its affiliates. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory Agreement.

Administration Agreement

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser provides certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement between the Fund and Adviser (the “Administration Agreement”). Payments under the Administration Agreement equal an amount based upon the Fund’s allocable portion of the Administrator’s overhead and other expenses (including travel expenses) incurred by the Administrator in performing its obligations under the Administration Agreement, including the Fund’s allocable portion of the compensation, rent and other expenses of certain officers of the Fund and their respective staff. In addition, pursuant to the Administration Agreement, the Administrator has delegated certain obligations under the Administration Agreement to State Street Bank and Trust Company (“State Street”) (the “Sub-Administrator”) to assist in the provision of administrative services. The Sub-Administrator will receive compensation for sub-administrative services under a sub-administrative agreement (the “Sub-Administrative Agreement”). For the year ended March 31, 2026, the Fund incurred fund administration and fund accounting fees of $1,479,958, of which $1,038,398 are related to fees and expenses incurred by the Adviser.

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, pursuant to which the (i) Adviser has agreed to waive fees that it would otherwise be paid and/or (ii) Adviser, or an affiliate thereof, has agreed to assume expenses of the Fund if required to ensure the annual operating expenses of the Fund, excluding the Excluded Expenses (as defined below), do not exceed 0.85% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay to the (i) Adviser any fees waived under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses reimbursed in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses, excluding Excluded Expenses, for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser or its affiliate, whichever is lower. Any such repayments must be made within three years after the year in which the Adviser or its affiliate incurred the expense. The Expense Limitation Agreement has an initial term ending July 1, 2026, and the Adviser may determine to extend the term for a period of one year on an annual basis, subject to approval by the Board, including a majority of the independent directors.

The following expenses are not subject to the Expense Limitation: (i) the Management Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all expenses of wholly owned subsidiaries of the Fund through which the Fund

41

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

invests; (v) all expenses of special purpose vehicles (“SPVs”) in which the Fund or its subsidiaries invests (including any management fees, performance-based incentive fees and administrative service fees); (vi) all fees and expenses of Fund Investments (as such term is defined in the Fund’s prospectus) (including all acquired fund fees and expenses); (vii) fees payable to third parties in connection with the sourcing or identification of portfolio investments; (viii) brokerage costs; (ix) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of the Fund’s investments; (x) dividend and interest payments and expenses (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (xi) fees and expenses incurred in connection with credit facilities obtained by the Fund; (xii) taxes; (xiii) litigation; and (xiv) extraordinary expenses, as determined in the sole discretion of the Adviser (collectively, the “Excluded Expenses”).

As of March 31, 2026, the Adviser reimbursed expenses in the amount of $3,962,607 which is reflected in expenses waived by the Adviser on the Consolidated Statement of Operations, which are subject for recoupment. The Adviser has not yet sought recoupment of any previously waived expenses. At March 31, 2026, $3,962,607 is available for recoupment.

Transfer Agent Agreement

State Street serves as the Fund’s transfer agent (“Transfer Agent”). Under the Transfer Agency and Service Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the Fund.

Distribution Agreement

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and acts as the distributor of the Shares on a best-efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at net asset value plus any applicable sales load. The Distributor distributes the Shares of the Fund, in compliance with Rule 12b-1 under the 1940 Act. Under the distribution and servicing plan adopted by the Fund for its Class S, Class D and Class M Shares (the “Distribution and Servicing Plan”), the Fund is permitted to pay to the Distributor a distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such Shares. Under the Distribution and Servicing Plan, Class S, Class D and Class M will pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.70%, 0.25% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class. Class I Shares are not subject to a Distribution and Servicing fee.

Custodian Agreement

State Street serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians.

Affiliated Transactions

From time to time, the Fund participates in privately-negotiated co-investment transactions alongside other investment vehicles or accounts sponsored or advised by the Adviser or its affiliates (“Affiliated Funds”). Such co-investments are conducted in accordance with an exemptive order from the SEC that was granted to the Fund, the Adviser and other related entities.

5. REVOLVING CREDIT FACILITY

As of May 6, 2025, the Fund, together with the Blocker and Lev Facility (collectively with the Fund, the “Borrowers”), secured a committed, secured line of credit (the “Facility”) with JPMorgan Chase Bank, N.A. The Borrowers’ draws under the Facility, if any, will be secured by certain of the Borrowers’ assets, including the Fund’s interests in the Blocker and

42

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

Lev Facility and the Borrowers’ interests in Portfolio Funds (including the right to receive distributions and other proceeds therefrom). The Facility was amended on December 5, 2025 (the “Amendment”) and may be further amended, supplemented or modified from time to time. Pursuant to the Amendment, the Facility has the following terms: (a) upfront fees of twenty-five (25) basis points (0.25%) of the commitment amount in effect on the closing date of the Amendment, (b) a commitment fee in an amount equal to fifty-five (55) basis points (0.55%) of the aggregate undrawn commitment, increased from thirty-five (35) basis points (0.35%) effective December 5, 2025; (c) a commitment amount of $150,000,000, increased from $75,000,000 effective December 5, 2025; (d) an interest rate equal to the applicable adjusted term SOFR plus 2.60% per annum, increased from the applicable adjusted term SOFR plus 2.45% per annum effective December 5, 2025, and (e) termination date of December 4, 2026, unless earlier terminated or extended or renewed. For the year ended March 31, 2026, the Fund incurred $388,676 of unused line of credit fees, $480,814 of interest expense, and $637,024 of legal and other financing costs related to the Facility, which were included in interest expense and fees on credit facility in the Consolidated Statement of Operations. In addition, the Fund paid upfront fees of $485,938 in connection with the Facility, which are being amortized over the term of the Facility. As of March 31, 2026, deferred financing costs totaled $199,504, and accrued liabilities related to the Facility totaled $314,998. For the year ended March 31, 2026, the Fund’s average interest rate, average daily borrowings, and maximum borrowings were 6.37%, $7,332,247, and $35,275,000, respectively. As of March 31, 2026, the Facility had an outstanding balance of $28,055,000.

Borrowings under the Facility are subject to asset coverage requirements under the 1940 Act, which require at least 300% asset coverage for senior securities. The Facility contains various affirmative and negative covenants and provisions regarding events of default that are applicable to the Fund, which are normal and customary for similar credit facilities. As of March 31, 2026, the Fund was in compliance with all financial covenants of the Facility and asset coverage requirements under the 1940 Act.

6. CAPITAL SHARE TRANSACTIONS

The Fund offers four separate classes of shares of limited liability company interests (“Shares”), designated as Class S, Class D, Class I and Class M Shares. The Fund relies on an exemptive order from the SEC that permits the Fund to offer more than one class of Shares.

Shares of each class have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to certain different fees and expenses. On April 1, 2025, 39,370,829 Class I Shares were issued in connection with the Conversion at an initial NAV per Share of $10.00. Thereafter, the purchase price per Share was based on the NAV per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share. For the year ended March 31, 2026, the Fund’s capital share transactions are reported on the Consolidated Statement of Changes in Net Assets.

The Fund accepts initial and additional purchases of Shares on the first business day of each calendar month at the Fund’s then-current NAV per Share as of the last business day of the prior month plus any applicable sales load or selling commissions charged by financial intermediaries. The minimum initial investment in the Fund by any investor is $25,000 with respect to Class D, Class M and Class S Shares, and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the DRIP. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $10,000.

No shareholders have the right to request the Fund to repurchase his, her or its Shares. To provide a limited degree of liquidity to shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. The Adviser expects that it will recommend to the Board (subject to its

43

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount up to 5% of the Shares outstanding.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. The Fund will not charge an early repurchase fee for the first 12 months after the Fund commenced operations as a registered investment company. The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Adviser intends to recommend to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Shares outstanding on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. If such requirement is not waived by the Fund, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase. During the year ended March 31, 2026, 2,130,321 Shares were tendered.

For the three months ended March 31, 2025, the Predecessor Fund had committed capital, equity contributions paid and unfunded capital commitments of $304,561,470, $304,561,470 and $0, respectively.

For the year ended December 31, 2024, the Predecessor Fund had committed capital, equity contributions paid and unfunded capital commitments of $282,563,812, $268,360,462 and $14,203,249, respectively.

7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2026, total purchases and total sales or paydowns from investments, excluding short-term investments, amounted to $230,628,628 and $42,436,106, respectively.

8. FEDERAL AND OTHER TAX INFORMATION

As of September 30, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Amount
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated capital losses	-
Net unrealized appreciation (depreciation)	124,953,155

Total distributable earnings	$124,953,155

The differences between U.S. GAAP and tax-basis distributable earnings are primarily attributable to differences in the timing of income recognition, including partnership income allocations, the treatment of organizational and offering costs, and realized and unrealized gains and losses on investments.

For the year ended March 31, 2026, the tax character of distributions paid by the Fund was as follows:

Ordinary income	Long-term capital gain	Return of capital	Total
$ -	$ 10,650,000	$ -	$ 10,650,000

The tax character of distributions for the tax year ended September 30, 2025 was ordinary income and capital gains distribution in the amounts of $0 and $0, respectively. The tax character of distributions is determined in accordance

44

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

with federal income tax regulations and may differ from the amounts reflected in the financial statements prepared in accordance with U.S. GAAP. Distributions in excess of earnings and profits are treated as a return of capital for tax purposes.

The following represents the federal income tax cost of investments and the related net unrealized appreciation (depreciation) as of March 31, 2026:

Amount
Cost of investments for tax purposes	$480,473,193
Gross unrealized appreciation	137,988,236
Gross unrealized depreciation	(8,563,030)

Net unrealized appreciation (depreciation)	$129,425,206

The difference between the cost of investments for financial reporting purposes and for federal income tax purposes is primarily due to differences in the recognition of income and expenses, including timing differences related to partnership investments and the treatment of certain organizational and offering costs.

U.S. GAAP requires certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to differing treatment for partnerships, taxable subsidiaries, non-deductible expenses, net operating losses, and return of capital distributions. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Total distributable earnings	Paid-in capital
$19,627,067	$(19,627,067)

The following represents the activity in the Fund’s deferred tax liability for the year ended March 31, 2026:

Amount
Beginning deferred tax liability	$246,130
Change in unrealized appreciation	-
Deferred tax expense	229,018

Ending deferred tax liability	$475,148

The deferred tax liability is primarily attributable to unrealized appreciation on investments held by the Blocker subsidiary. The deferred tax liability is calculated using enacted federal and state tax rates expected to apply when such gains are realized.

The components of the Fund’s income tax expense for the year ended March 31, 2026 were as follows:

Amount
Current tax expense	$-
Deferred tax expense	229,018

Total tax expense	$229,018

The Fund’s tax expense is primarily attributable to the Blocker subsidiary, which is subject to U.S. federal and state income taxes. The Fund itself has elected to be treated as a regulated investment company and is generally not subject to federal income tax.

45

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

The Fund intends to qualify annually as a RIC under Subchapter M of the Code and to distribute at least 90% of its investment company taxable income. As a RIC, the Fund generally will not be subject to federal income tax on distributed income. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund is subject to a nondeductible 4% federal excise tax on certain undistributed income. The Fund intends to distribute all or substantially all of its taxable income to shareholders which will generally relieve the Fund from U.S. federal income tax. The Fund has adopted a tax year-end of September 30, and the Fund’s initial tax year is September 30, 2025. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable.

The consolidated financial statements of the Fund include the Lev Facility and the Blocker, all wholly owned subsidiaries of the Fund. The subsidiaries have the same investment objective as the Fund. The Blocker has elected to be treated as a corporation for federal income tax purposes and may be obligated to pay federal and state income tax. As of March 31, 2026, the total value of investment held by the Blocker is $41,043,801, or approximately 7.35% of the Fund’s net assets.

The Blocker accounts for an estimate of future income taxes through the establishment of a deferred tax asset or liability associated with the capital appreciation or depreciation of its investments, using the current federal income tax rate applicable to corporations and an assumed rate attributable to state taxes. To the extent the Blocker has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. Upon the sale of an investment, the Blocker may be liable for previously deferred taxes.

For the year ended March 31, 2026, there is a change in the deferred portion of the income tax benefit/(expense) included in the Consolidated Statement of Operations of $(229,018). As of March 31, 2026, the Blocker has a deferred tax liability of $475,148 due to estimated future tax expense pertaining to unrealized gains and no deferred tax asset.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses as of March 31, 2026. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the tax year ended March 31, 2026, the Fund did not incur any interest or penalties.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of March 31, 2026, the Fund estimates it has no capital loss carryforwards.

9. RISK CONSIDERATIONS

The following risk factors describe potential material risks that should be carefully evaluated before making an investment in the Fund. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. Please refer to the Fund’s prospectus for a complete discussion of risks.

General Investment Risk – There can be no assurance that the Fund will achieve its investment objective or that investors will receive a return of capital. The Fund’s investments are speculative, involve significant uncertainty, and may be subject to sudden and substantial losses in value.

Liquidity Risk – The Fund is intended for long-term investors and should be considered illiquid. Investors will have limited liquidity, available only through the Fund’s periodic repurchase offers. An investment in the Fund is not suitable for investors who require regular access to their invested capital or short-term liquidity.

46

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

Management Risk – The Fund is actively managed and depends on the Adviser’s ability to select and monitor investments. There is no guarantee that investment decisions will achieve desired results. The Adviser may focus on certain strategies, sectors, or geographies that underperform others, adversely affecting the Fund’s returns.

Valuation Risk – A substantial portion of the Fund’s investments do not have readily available market quotations and are valued using fair value procedures or manager-reported values, often on a lagged basis. Such valuations are inherently uncertain, may differ materially from actual realizable values, and may be subject to revision. Errors or delays in underlying valuations can affect the Fund’s NAV, subscription and repurchase pricing, fees, and shareholder outcomes.

Leverage Risk – The Fund may employ leverage through borrowings or other transactions as permitted under the 1940 Act. Leverage magnifies both gains and losses and increases NAV volatility. The Fund and its subsidiaries are party to a credit agreement permitting borrowings secured by Fund assets and subject to covenants. Breaches of such covenants or declines in asset coverage could restrict distributions or force asset sales at unfavorable times.

Private Equity and Private Credit Risks – The Fund invests in illiquid, privately negotiated equity and credit instruments. Such investments are speculative and subject to funding, default, and recovery risks, as well as risks associated with economic downturns, regulatory changes, and limited exit opportunities. The Fund may also be subject to penalties or forfeitures if it fails to meet capital calls when due.

Portfolio Company Risk: Fee Layering – Investments in underlying funds are subject to the risks of those funds, including valuation uncertainty, liquidity constraints, and incentive-based compensation that may encourage greater risk-taking. The Fund’s shareholders bear not only the Fund’s fees and expenses but also those of the underlying funds.

Non-U.S. Investments Risk – Investments in foreign securities may be more volatile and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes, investor protections, accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Market Risk – Local, regional or global events such as natural disasters, public health issues such as the spread of infectious illness, war, terrorism or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Adviser to invest the Fund’s assets as intended.

Regulatory and Tax Risk – The Fund intends to qualify each year as a RIC under the Code and to distribute at least 90% of its annual net taxable income. Failure to meet diversification or distribution requirements may result in loss of RIC status, subjecting the Fund to corporate-level taxation and adversely affecting returns.

Operational and Counterparty Risk – The Fund depends on service providers and counterparties for custody, financing, and execution. Failures or defaults by these parties, or breaches of contractual terms, could cause losses or disruptions to the Fund’s operations.

10. COMMITMENTS AND CONTINGENCIES

As of March 31, 2026, the Fund had unfunded commitments of $70,145,400. The unfunded portion of the commitment is a contractual obligation to be met in accordance with the terms of the specific partnership agreements. The Fund expects to meet these commitments through a combination of cash flows from investments, capital inflows, and borrowings under its credit facility. Because of the inherent uncertainty in predicting the timing of these commitments, management is unable to estimate the fair value of these commitments.

47

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

11. DISTRIBUTION REINVESTMENT PLAN

The Fund operates under a DRIP administered by State Street. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may (i) opt out of the DRIP in the subscription agreement or (ii) terminate participation in the DRIP at any time by written instructions to that effect to State Street. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by State Street no later than 10 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, State Street, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock.

The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

State Street will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. State Street will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, State Street will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither State Street nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. The Fund may elect to make non-cash distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum

48

Adams Street Private Equity Navigator Fund LLC

Notes to Consolidated Financial Statements

March 31, 2026 (Continued)

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment with an investment objective to seek attractive long-term capital appreciation. The chief operating decision maker (“CODM”) is composed of the Fund’s chief executive officer and chief financial officer and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase (decrease) in net assets resulting from operations (“net income”). As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “Total Assets” and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

14. SUBSEQUENT EVENTS

On April 1, 2026, the Fund received subscriptions in the amount of $29,401,804, $22,168,062 and $102,000 for Class I, Class M and Class S Shares, respectively. On May 1, 2026, the Fund received subscriptions in the amount of $5,006,203 and $6,785,000 for Class I and Class M Shares, respectively. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

Management has evaluated subsequent events through the date the consolidated financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s consolidated financial statements.

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Adams Street Private Equity Navigator Fund LLC

Privacy Notice

March 31, 2026 (Unaudited)

ADAMS STREET ADVISORS PRIVACY NOTICE

Adams Street Advisors’ Commitment to Privacy

Adams Street Advisors LLC (together with its affiliates, “Adams Street Advisors”) recognizes and respects your privacy. This Privacy Notice describes the types of non-public personal information Adams Street Advisors obtains, how Adams Street Advisors uses that information and to whom Adams Street Advisors discloses it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available. If you are an individual investor, this Privacy Notice will be relevant to you directly. If you are providing information to Adams Street Advisors on behalf of other individuals, such as your employees or clients, this Privacy Notice will be relevant to those individuals, and you should transmit this document to such individuals or otherwise advise them of its content.

Information Adams Street Advisors Collects About You

Adams Street Advisors collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Adams Street Advisors;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•

Information from consumer reporting agencies, service providers or other sources that may be engaged or consulted in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.

How Adams Street Advisors Discloses Your Personal Information

Adams Street Advisors uses and shares your non-public personal information with Adams Street Advisors’ affiliates (including any of its advised investment funds) and their employees that have a legitimate business need for the information, primarily to complete financial transactions that you request or to make you aware of other financial products and services. Adams Street Advisors does not sell your non-public personal information to third parties. Below are the details of circumstances in which Adams Street Advisors may disclose non-public personal information to third parties:

•

To service providers (including financial, technical, marketing and professional service providers and consultants) and financial institutions that provide services to Adams Street Advisors, who are required to protect the confidentiality of your personal information and to use the information only for the purposes for which it is disclosed to them.

•

To regulatory, self-regulatory, administrative or law enforcement agencies or other oversight bodies in certain circumstances where we are required to share personal information and other information with respect to your interest in an investment with the relevant regulatory authorities. They, in turn, may exchange this information with other authorities, including tax authorities.

Adams Street Private Equity Navigator Fund LLC

Privacy Notice

March 31, 2026 (Unaudited) (Continued)

•	As authorized, for example, by subscription agreements or organizational documents of an investment and as authorized by you or your designated representatives or other authorized persons.

•

In connection with a corporate transaction – for example, to third parties as part of a corporate business transaction, such as a merger, acquisition, joint venture or financing or sale of company assets.

How Adams Street Advisors Safeguards and Retains Your Personal Information

Adams Street Advisors restricts access to non-public personal information about you to its employees and to third parties, as described above. Adams Street Advisors maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information. Despite these security measures that Adams Street Advisors has put in place to protect your personal information, no such measures can guarantee security or protect against unauthorized activity. Adams Street Advisors may retain your personal information for such a period as permitted or required by any applicable laws or regulations and for such a period as may be permitted in accordance with the lawful purposes or legitimate interests outlined above.

Keeping You Informed

Adams Street Advisors reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

Adams Street Private Equity Navigator Fund LLC

Additional Information

March 31, 2026 (Unaudited)

1. Disclosure Regarding Fund Directors and Officers

Board of Directors

Name and Year of Birth(1)	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past 5 Years
Independent Directors(3)

William Adams IV (1955)	Director	Since inception	Retired	2	Director, North Square Evanston Multi-Alpha Fund (2020-2024)

Victoria J. Herget (1951)	Director	Since inception	Retired	2	Trustee, certain of the Invesco Exchange-Traded Funds (2019-Present)

Frank M. Porcelli (1961)	Director	Since inception	Partner at Convergency Partners (since 2020)	2	Director, Smart Sand, Inc. (2021-Present)

Interested Directors(4)

James F. Walker (1963)	Director and Chair	Since inception	Retired; Partner, Global Head of Wealth at Adams Street (2024-2026); Partner, Chief Operating Officer at Adams Street (2017-2024)	2	None

Miguel F. Gonzalo (1972)	Director	Since inception	Head of Investments Strategy and Risk Management at Adams Street (since 2014); Partner, Investor Relations at Adams Street (2001-2013)	2	None

(1)	The address of each Director is care of the Secretary of the Fund at One North Wacker Drive, Suite 2700, Chicago, IL 60606.

(2)

The term “fund complex” means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)	Each Independent Director serves on the Board’s Audit Committee and Nominating and Governance Committee.

(4)	Messrs. Gonzalo and Walker are interested persons of the Fund due to their affiliation with the Adviser.

Adams Street Private Equity Navigator Fund LLC

Additional Information

March 31, 2026 (Unaudited) (Continued)

Executive Officers

Name and Year of Birth(1)	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Steve Landau (1972)	President and Chief Executive Officer	Since March 2026	Partner & Head of Product Strategy at Adams Street since 2018

Shannon Carlin (1984)	Vice President, Chief Financial Officer and Treasurer	Since August 2025	Principal & Director of Private Credit Investment Accounting, Client Operations at Adams Street since 2024; Director at Vista Equity Partners, 2022-2024; Director at PricewaterhouseCoopers, 2019-2022

Eric R. Mansell (1973)	Vice President, Chief Legal Officer and Secretary	Since inception	Partner & Chief Legal Officer at Adams Street since 2021; Partner, Associate General Counsel at Adams Street, 2006-2021

Vikas Sharma (1979)	Chief Compliance Officer	Since inception	Chief Compliance Officer of StepStone Private Credit Fund since 2023; Director and Chief Compliance Officer at ACA Group since 2022; Deputy Chief Compliance Officer at Nephila Capital, 2021-2022; Senior Compliance Officer at CORE CCO, 2020-2021; Consultant at VN Advisers, 2019-2020

Lizzie Gomez (1986)	Vice President and Assistant Secretary	Since inception	Principal, Legal at Adams Street since 2024; Legal counsel at Stone Ridge Asset Management, 2020-2024

(1)	The address of each officer is care of the Secretary of the Fund at One North Wacker Drive, Suite 2700, Chicago, IL 60606.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at 844-705-0580 and on the SEC’s website at www.sec.gov.

2. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request, by calling the Fund at 844-705-0580.

3. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 844-705-0580 and on the SEC’s website at www.sec.gov.

The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling the Fund at 844-705-0580 and on the SEC’s website at www.sec.gov.

Adams Street Private Equity Navigator Fund LLC c/o Adams Street Advisors, LLC One North Wacker Drive, Suite 2700 Chicago, IL 60606 844-705-0580

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The Fund has, as of the end of the period covered by this Report, adopted a code of ethics that applies to the Fund’s Chief Executive Officer, Chief Financial Officer and Treasurer (who also performs the functions of a principal accounting officer) or persons performing similar functions (the “Code of Ethics”).

(b)	Not applicable.

(c)

During the period covered by this Report, the Fund has not amended any provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	During the period covered by this Report, there have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)

The Board of Directors of the Fund (the “Board”) has determined that the Fund has at least one “audit committee financial expert” (as such term is defined in paragraph (b) of Item 3 of Form N-CSR) serving on the Audit Committee of the Board (the “Audit Committee”).

(a)(2)	William Adams IV is an “audit committee financial expert” and is considered to be “independent” pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The Fund is the successor to Adams Street Global Private Markets Fund LP (the “Predecessor Fund”), a Cayman Islands exempted limited partnership. On March 26, 2025, the Fund converted to a Delaware limited liability company and, on April 1, 2025, the Fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). KPMG LLP (“KPMG”), served as the independent registered public accounting firm of the Predecessor Fund.

The aggregate fees billed to the Fund for the fiscal year ended March 31, 2026 and for the fiscal period from January 1, 2025 to March 31, 2025 for professional services rendered by Deloitte & Touche LLP (“D&T”), and the aggregate fees billed to the Predecessor Fund for the fiscal year ended December 31, 2024 for professional services rendered by KPMG, for the audit of the Fund’s and the Predecessor Fund’s aforementioned financial statements, as the case may be, and services that are normally provided by D&T and KPMG in connection with statutory and regulatory filings or engagements were $160,000, $95,000 and $27,550, respectively.

(b)

Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal year ended March 31, 2026 and for the fiscal period from January 1, 2025 to March 31, 2025 for assurance and related services by D&T, and the aggregate fees billed to the Predecessor Fund for the fiscal year ended December 31, 2024 for assurance and related services by KPMG, that were reasonably related to the performance of the audit of the Fund’s and the Predecessor Fund’s financial statements, as the case may be, and are not reported in Item 4(a) above were $0, $0 and $0, respectively.

(c)

Tax Fees. The aggregate fees billed to the Fund for the fiscal year ended March 31, 2026 and for the fiscal period from January 1, 2025 to March 31, 2025 for professional services rendered by D&T, and the aggregate fees billed to the Predecessor Fund for the fiscal year ended December 31, 2024 for professional services rendered by KPMG, for tax compliance, tax advice, and tax planning were $96,578, $106,420 and $140,096, respectively.

(d)

All Other Fees. The aggregate fees billed for the fiscal year ended March 31, 2026 and for the fiscal period from January 1, 2025 to March 31, 2025 for products and services provided by D&T, and the aggregate fees billed to the Predecessor Fund for the fiscal year ended December 31, 2024 for products and services provided by KPMG, that are not reported in Items 4(a)-(c) above were $0, $0 and $0, respectively.

(e)(1)

The Audit Committee has adopted, and the Board has approved, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth procedures to be followed for pre-approval of audit, audit-related, tax and other permissible services proposed to be provided by the Fund’s principal independent registered public accounting firm to the Fund or certain affiliates of the Fund.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed for services rendered to the Fund, Adams Street Advisors, LLC (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal year ended March 31, 2026 and for the fiscal period from January 1, 2025 to March 31, 2025 by D&T, and the aggregate non-audit fees billed for services rendered to the Predecessor Fund and its investment adviser and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the Predecessor Fund for the fiscal year ended December 31, 2024 by KPMG, were $96,578, $106,420 and $140,096, respectively.

(h)

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining D&T’s independence. No such services were rendered during the period covered by the Report.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Fund’s consolidated Schedule of Investments as of March 31, 2026 is included as part of the Report included in Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Adviser.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) are as follows:

Joseph Goldrick is a Partner in Adams Street’s Secondaries team and responsible for the day-to-day management of the Fund and its investments jointly with Mr. Taylor and Ms. Zhang. Prior to joining Adams Street in 2006, Mr. Goldrick was an investment banking analyst with Robert W. Baird & Co. where he worked on a variety of corporate advisory assignments for middle-market companies in the business services and technology sectors. Mr. Goldrick also previously held positions with the City of Chicago Office of Budget and Management and Nuveen Investments, LLC. Mr. Goldrick received his MBA from the University of Chicago Booth School of Business and BBA from the University of Notre Dame.

Michael Taylor is a Partner in Adams Street’s Co-Investment team and responsible for the day-to-day management of the Fund and its investments jointly with Mr. Goldrick and Ms. Zhang. Prior to joining Adams Street in 2012, Mr. Taylor worked at Bank of America Merrill Lynch as an Investment Banking Analyst within their Global Industrials Group, focusing on the automotive sector. Mr. Taylor received his MBA from the University of Pennsylvania, The Wharton School and BA from Amherst College.

Jian Zhang is a Partner in Adams Street’s Investment Strategy and Risk Management team and responsible for the day-to-day management of the Fund and its investments jointly with Messrs. Goldrick and Taylor. Prior to joining Adams Street in 2012, Ms. Zhang spent eight years building and managing quantitative strategies that invest in global equity markets at UBS Global Asset Management. Before this role, Ms. Zhang worked as a quantitative research analyst with Ronin Capital LLC. Ms. Zhang received her PhD from the University of Chicago, BS and MS from the University of Oslo and Diploma from the Beijing University. Ms. Zhang is also a member of the CFA Institute and the CFA Society of Chicago.

Messrs. Goldrick and Taylor and Ms. Zhang have served as the Fund’s Portfolio Managers since it commenced operations as a registered investment company.

(a)(2) The Portfolio Managers also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each Portfolio Manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Management Fee is Performance Based	Assets Managed for which Management Fee is Performance Based
Joseph Goldrick
Registered investment companies	1	$572,850,944.96	1	$572,850,944.96
Other pooled investment vehicles	1	$113,580,393.48	1	$113,580,393.48
Other accounts	0	$0	0	$0
Michael Taylor

Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Jian Zhang
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$441,813,436	1	$441,813,436
Other accounts	0	$0	0	$0

Potential Conflicts of Interest

The Adviser is accountable to the Fund as a fiduciary, and, consequently, must operate the Fund prudently, in good faith and in the interest of and for the benefit of the Fund’s shareholders (“Shareholders”).

Other Managed Funds. In addition to the Fund, Adams Street Partners, LLC (“Adams Street”), the Adviser or their affiliates currently manage, and expect in the future to manage, additional funds, business development companies and accounts that are permitted to invest in assets eligible for purchase by the Fund (collectively, “Other Managed Funds”). The investment policies, fee arrangements and other circumstances of the Fund may vary from those of Other Managed Funds. When a particular investment would be appropriate for the Fund as well as one or more Other Managed Funds, such investment will be apportioned by Adams Street, the Adviser or their affiliates, as the case may be, in good faith in a manner it determines to be fair and equitable in accordance with the Adviser’s investment allocation policy and in compliance with applicable law. Such apportionment is authorized to take place on other than a pro rata basis depending on Adams Street’s, the Adviser’s or their affiliate’s, as the case may be, good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of the relevant documents. The Other Managed Funds will not be obligated to share any investment opportunity with the Fund. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment. In addition, subject to applicable law, the Fund is authorized to invest in portfolio companies in which Other Managed Funds invest, either concurrently with the Fund or subsequent or prior to the investment by the Fund. Adams Street, the Adviser or their affiliates are authorized from time to time to incur expenses in connection with investments to be made on behalf of the Fund and Other Managed Funds, including investments that are not consummated. Adams Street, the Adviser or their affiliates will attempt to allocate such expenses on a basis they consider to be equitable. In other circumstances, the Fund will incur diligence, research or other expenses in connection with an investment that the Fund passes on, but that ultimately is made by an Other Managed Fund. Diligence or research undertaken on behalf of the Fund has the potential to provide Adams Street, the Adviser or their affiliates with information with respect to individual investments or to the market more generally, that is used by Adams Street, the Adviser or their affiliates for the benefit of Other Managed Funds or other advisory clients; however, in such cases, the Fund generally will not be compensated or reimbursed for relevant expenses.

The Adviser is authorized to determine, in its sole discretion and in accordance with the Adviser’s investment allocation policy, that the Fund should participate in certain types of investments. The Fund will only participate in investments that meet the Adviser’s return expectation for the Fund and that are in line with portfolio construction considerations for the Fund. Other Managed Funds may determine to participate in such investments, may determine to participate only where certain criteria are met or may determine not to participate in such investments at all.

Subject to applicable law, the Fund is permitted to take a different position in portfolio companies in which an Other Managed Fund or other client has invested. In such event, the Fund and such Other Managed Fund have potentially conflicting interests because they are investing in different classes of investments of the same portfolio company. There can be no assurance that the terms of or the return on the Fund’s investment will be equivalent to or better than the terms of or the returns obtained by the Other Managed Funds participating in the transaction.

Certain of the Fund’s executive officers and Board members, and the employees of the Adviser or its affiliates, serve or may serve as officers, directors, trustees or principals of entities that operate in the same or a related line of business as the Fund or Other Managed Funds. As a result, they have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. In addition, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Adams Street funds. The management of Other Managed Funds is expected from time to time to require the devotion of a significant amount of time of the Adviser and its investment professionals, agents and employees. Actual or potential conflicts of interest may arise in allocating management time, services or functions among such Other Managed Funds, including Other Managed Funds that may have the same or similar type of investment strategy as the Fund.

Transactions with Other Accounts, Managed Funds, the Adviser and its Affiliates. The Fund, the Adviser and other related entities have been granted an exemptive order from the Securities and Exchange Commission (“SEC”), which permits the Fund to co-invest alongside other funds and accounts managed and controlled by the Adviser and its affiliates in privately-negotiated investments, in a manner consistent with its investment objective, policies and restrictions as well as applicable regulatory requirements (the “Co-Investment Exemptive Order”). From time to time, subject to applicable law and any terms and conditions of the Co-Investment Exemptive Order, the Fund may co-invest with Other Managed Funds in investments that are suitable for both the Fund and such Other Managed Funds. Even if the Fund and any such Other Managed Funds and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any issuer in which a fund managed by the Adviser, including Other Managed Funds, or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment.

The Fund may co-invest with funds managed by the Adviser or any of its downstream affiliates, provided that such investments are not prohibited by Section 17(d) of the 1940 Act, or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with the Co-Investment Exemptive Order.

The Fund may invest in private funds, holding vehicles or other investment vehicles managed by unaffiliated third-party managers (“Portfolio Funds”) in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, Other Managed Funds) has an investment, and the Adviser and/or its affiliates may invest in Portfolio Funds in which the Fund has made an investment. From time to time, the Fund and Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

Adviser Affiliates May Engage in Adverse Activities. Certain affiliates of the Adviser or other funds or clients of the Adviser may have relationships with certain primary and secondary investments in Portfolio Funds or direct investments in the equity and/or debt of private companies, including growth equity investments, co-investments and private credit investments (collectively, “Fund Investments”). Such affiliates may take actions that are detrimental to the interests of the Fund in such Portfolio Funds or portfolio companies. Certain Other Managed Funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or its affiliate to favor such investment fund or account over the Fund.

Conflicts Associated with Fee Arrangements with Portfolio Funds and Fund Investments. In certain cases, the Adviser or its affiliates may enter into arrangements with a Portfolio Fund Manager under which the Portfolio Fund Manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Portfolio Fund by an investment vehicle managed or sponsored by the Adviser or its affiliates. To the extent any such rebates or payments relate to the Fund’s investment in a Portfolio Fund, the Fund will receive the economic benefit of such rebate or payment. However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for the Fund, other vehicles managed by the Adviser or its affiliates may nonetheless participate in the rebate or repayment. Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates.

In limited instances, the Fund also may be entitled to certain payments or other remuneration as a result of a Fund Investment (e.g., allocable portions of remuneration paid to employees of the Adviser or its affiliates for their service on the board of a Fund Investment or portfolio company thereof). The Fund may receive the economic benefit of such payment or other remuneration either through an offset or reduction of the Management Fee or a payment directly to the Fund.

The receipt of these payments by the Adviser or its affiliates could incentivize the Adviser to participate in such Fund Investments or could enhance the likelihood that such payments will be made.

(a)(3)

The following description regarding portfolio manager compensation is provided as of March 31, 2026: Portfolio managers receive a competitive base salary and may also receive a bonus based on Adams Street’s, the individual’s and their respective team’s overall performance. The portfolio managers may also receive carried interest in certain of Adams Street’s funds. The Adviser reviews the compensation of each portfolio manager twice a year.

(a)(4)	As of March 31, 2026, none of the Portfolio Managers owned shares of the Fund.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which Shareholders may recommend nominees to the Board during the period covered by this Report.

Item 16. Controls and Procedures.

(a)

The Fund’s Chief Executive Officer (who performs the functions of a principal executive officer) and Chief Financial Officer (who performs the functions of a principal accounting officer) have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are reasonably designed to ensure that information required to be disclosed by the Fund on this Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on this Form N-CSR is accumulated and communicated to the Fund’s management, including its Chief Executive Officer and Chief Financial Officer (principal executive officer and principal accounting officer), as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in securities lending activities during the period covered by this Report.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures of the Adviser are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADAMS STREET PRIVATE EQUITY NAVIGATOR FUND LLC

By:	/s/ Steve Landau
Steve Landau
President and Chief Executive Officer

Date: June 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

ADAMS STREET PRIVATE EQUITY NAVIGATOR FUND LLC

By:	/s/ Steve Landau
Steve Landau
President and Chief Executive Officer

By:	/s/ Shannon Carlin
Shannon Carlin
Vice President, Chief Financial Officer, and Treasurer

Date: June 1, 2026